UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST
(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111
(Address of principal executive offices) (zip code)

(Name and Address of Agent for Service)	Copy to:

Jesse D. Hallee, Esq.	Leonard Mackey, Esq.
State Street Bank and Trust Company	Clifford Chance US LLP
One Lincoln Street/CPH0326	31 West 52nd Street
Boston, MA 02111	New York, New York 10019
Registrant’s telephone number, including area code: (303) 623-2577
Date of fiscal year end: September 30
Date of reporting period: September 30, 2014

Item 1. Reports to Shareholders.

SELECT SECTOR SPDRs

www.sectorspdrs.com

The Select Sector SPDR Trust

Health Care - XLV

Financial - XLF

Utilities - XLU

Energy - XLE

Technology - XLK

Consumer Discretionary - XLY

Consumer Staples - XLP

Materials - XLB

Industrial - XLI

Annual Report

September 30, 2014

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of nine separate investment portfolios (each a “Select Sector SPDR Fund“ or a “Fund“ and collectively the “Select Sector SPDR Funds“ or the “Funds“).

Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500† and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of nine major industry sectors that make up the S&P 500®, much as they buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on NYSE Arca.

Nine Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:

The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU

Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to only one Select Sector Index. The combined companies of the nine Select Sector Indexes represent all of the companies in the S&P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.

Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to custom tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversification, sector investments may also offer opportunities for returns greater than an investment in the entire constituents of the S&P 500®.

†	S&P 500: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged, index of common stock prices.

TABLE OF CONTENTS

Management’s Discussion and Analysis of Fund Performance
The Consumer Discretionary Select Sector SPDR Fund (XLY)	1
The Consumer Staples Select Sector SPDR Fund (XLP)	5
The Energy Select Sector SPDR Fund (XLE)	9
The Financial Select Sector SPDR Fund (XLF)	14
The Health Care Select Sector SPDR Fund (XLV)	18
The Industrial Select Sector SPDR Fund (XLI)	22
The Materials Select Sector SPDR Fund (XLB)	26
The Technology Select Sector SPDR Fund (XLK)	30
The Utilities Select Sector SPDR Fund (XLU)	34
Schedules of Investments
The Consumer Discretionary Select Sector SPDR Fund (XLY)	38
The Consumer Staples Select Sector SPDR Fund (XLP)	40
The Energy Select Sector SPDR Fund (XLE)	41
The Financial Select Sector SPDR Fund (XLF)	42
The Health Care Select Sector SPDR Fund (XLV)	44
The Industrial Select Sector SPDR Fund (XLI)	45
The Materials Select Sector SPDR Fund (XLB)	47
The Technology Select Sector SPDR Fund (XLK)	48
The Utilities Select Sector SPDR Fund (XLU)	50
Financial Statements	52
Financial Highlights	60
Notes to Financial Statements	69
Report of Independent Registered Public Accounting Firm	79
Other Information	80

The Consumer Discretionary Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Discretionary Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 11.59%, and the total return for the Index was 11.77%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as effects of cash holdings on Fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index and compounding (the exponential growth of outperformance or underperformance).

The consumer discretionary sector started out the Reporting Period enjoying solid gains during the fourth quarter of 2013, outperforming the broader S&P 500® Index by 30 basis points, and ranking third out of the ten S&P 500 sectors. The strong 2013 finish was primarily the result of continued positive returns in travel, gaming and entertainment names. Unfortunately, during the first quarter of 2014, when economic activity disappointed expectations, choppy equities and lower bond yields produced Index performance that reversed some of the gains enjoyed the previous year. During this same period, a number of well-known retailers endured double digit declines, causing the consumer discretionary sector to experience further declines and finish in the red.

Consumer confidence picked up a bit during the second calendar quarter of 2014, resulting in a positive performance for all sectors during that period. Unfortunately, the strain on retail sales continued downward pressure on the consumer discretionary sector as a whole in the final quarter of the Reporting Period. Even Netflix, Inc., one of the top performers of the period, suffered reversals in the third quarter of 2014. In addition, although auto sales remained strong throughout 2014, two of the largest U.S. auto dealers, Ford Motor Company and General Motors Company, were plagued by vehicle recall issues. As a result, share prices for both companies fell by double-digits through the final quarter of the Reporting Period, which negatively impacted the Index as a whole.

On an individual security level, the top positive contributors to the Fund’s performance were Walt Disney Company, Comcast Corporation, and Home Depot. The top negative contributors to the Fund’s performance were General Motors Company, Coach Inc. and Ford Motor Company.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	CONSUMER DISCRETIONARY	NET ASSET	MARKET	CONSUMER DISCRETIONARY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	11.59%	11.55%	11.77%	11.59%	11.55%	11.77%

THREE YEARS	99.93%	99.98%	101.50%	25.98%	25.99%	26.31%

FIVE YEARS	161.49%	161.62%	164.83%	21.20%	21.21%	21.51%

TEN YEARS	145.14%	145.23%	149.72%	9.38%	9.39%	9.58%

The Consumer Discretionary Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	CONSUMER DISCRETIONARY	NET ASSET	MARKET	CONSUMER DISCRETIONARY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	11.59%	11.55%	11.77%	11.59%	11.55%	11.77%

THREE YEARS	99.93%	99.98%	101.50%	25.98%	25.99%	26.31%

FIVE YEARS	161.49%	161.62%	164.83%	21.20%	21.21%	21.51%

TEN YEARS	145.14%	145.23%	149.72%	9.38%	9.39%	9.58%

The Consumer Discretionary Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

	THE WALT		THE HOME
DESCRIPTION	DISNEY CO.	COMCAST CORP. (CLASS A)	DEPOT, INC.	AMAZON.COM, INC.	MCDONALD’S CORP.

MARKET VALUE	$459,906,455	455,226,027	403,880,396	399,445,443	304,484,685

% OF NET ASSETS	6.9	6.8	6.0	6.0	4.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Consumer Staples Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Consumer Staples Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 16.26%, and the total return for the Index was 16.51%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as effects of cash holdings on Fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

Despite a healthy return during the first six months of the fiscal year, the consumer staples sector still lagged the broader S&P 500® Index. The S&P 500 Index outperformed the consumer staples sector with a significant margin as defensive stocks, for example consumer staples generally suffered during this period of strong performance. This scenario is typical in intensely increasing markets as growth prospects for the companies in the consumer staples sector are viewed to be less promising. Additionally, the continued low interest rate environment boded well for growth stocks. A difficult winter in the Northeast with higher gas prices and higher payroll taxes all certainly took their toll on the consumer staples companies.

The second half of the year saw more of the same although the consumer staples sector kept a closer pace with the broader market but still had a lower return than that of the S&P 500 Index. Overall, the return of 16.51% over the fiscal year is nothing to be disappointed with. However, the prime driver behind the uptick in stocks in the consumer staples sector was mainly due to a continued focus on cost-cutting and some merger and acquisition activity rather than a view of favorable revenue prospects.

On an individual security level, the top positive contributors to the Fund’s performance were CVS Health Corporation, Procter & Gamble Company, and Altria Group, Inc. The top negative contributors to the Fund’s performance were J. M. Smucker Company, Avon Products, Inc., and Whole Foods Market, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Consumer Staples Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			CONSUMER			CONSUMER
	NET ASSET	MARKET	STAPLES	NET ASSET	MARKET	STAPLES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	16.26%	16.27%	16.51%	16.26%	16.27%	16.51%

THREE YEARS	65.24%	65.28%	66.46%	18.22%	18.23%	18.51%

FIVE YEARS	103.34%	103.51%	105.66%	15.25%	15.27%	15.51%

TEN YEARS	167.24%	167.49%	174.19%	10.33%	10.34%	10.61%

The Consumer Staples Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			CONSUMER			CONSUMER
	NET ASSET	MARKET	STAPLES	NET ASSET	MARKET	STAPLES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	16.26%	16.27%	16.51%	16.26%	16.27%	16.51%

THREE YEARS	65.24%	65.28%	66.46%	18.22%	18.23%	18.51%

FIVE YEARS	103.34%	103.51%	105.66%	15.25%	15.27%	15.51%

TEN YEARS	167.24%	167.49%	174.19%	10.33%	10.34%	10.61%

The Consumer Staples Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

	THE PROCTER &		PHILIP MORRIS	WAL-MART
DESCRIPTION	GAMBLE CO.	THE COCA-COLA CO.	INTERNATIONAL, INC.	STORES, INC.	CVS HEALTH CORP.

MARKET VALUE	$1,025,912,724	762,243,249	589,724,069	546,561,143	429,090,702

% OF NET ASSETS	13.5	10.0	7.7	7.2	5.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Energy Select Sector SPDR Fund  —
Management’s Discussion of Fund Performance

The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Energy Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 11.40%, and the total return for the Index was 11.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as effects of cash holdings on Fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

While the energy sector had a more than respectable gain in the quarter ended December 31, 2013, it lagged the broader S&P 500® Index. Weak demand for commodities, a diminished outlook on growth from the International Monetary Fund, and a continued softening in the Chinese economy put the brakes on energy stocks relative gains. This performance lag relative to the market as a whole continued into the first quarter due in part to a harsh winter in the Northeast, additional negative reports out of China, and the uncertainty around the situation in the Ukraine with regards to Russia. After declining slightly for the month of January, energy companies rebounded to recoup those losses and continued to gain over the next two months of the quarter as the sector had positive gains. Reiteration of continued accommodative policy from the Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”) helped firm up energy prices and gave support to the demand side for commodities.

The quarter ended June 30, 2014 was a very strong period for the energy sector as energy stocks jumped significantly versus the S&P 500 Index. Continued strengthening in the global economy, supported by the Fed’s and ECB’s accommodative monetary policy, was more than enough to provide the spark in demand for the energy sector. In addition, turmoil in the Middle East and the Ukraine caused oil prices to surge along with some comforting numbers from the Chinese manufacturing activity that indicated that the world’s second largest economy may be stabilizing. Finally, the U.S. Commerce Department opened the door to more oil exports based on certain conditions. Such exports had been largely prohibited for the previous four decades. In a tale of “what goes up, must come down”, oil prices quickly reversed their gains in the face of a strongly appreciating dollar, declining over 10% in the final fiscal quarter of the Reporting Period. Supply side concerns were also diminished with the stabilization of the Russia/Ukraine situation and the increased production coming from the U.S. The energy sector declined sharply, but still managed to finish the Reporting Period with a respectable positive return.

The Energy Select Sector SPDR Fund  —
Management’s Discussion of Fund Performance (continued)

On an individual security level, the top positive contributors to the Fund’s performance were Exxon Mobil Corporation, Schlumberger NV, and Williams Companies, Inc. The top negative contributors to the Fund’s performance were Diamond Offshore Drilling, Inc., Cabot Oil & Gas Corporation, and Transocean Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Energy Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	ENERGY	NET ASSET	MARKET	ENERGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	11.40%	11.39%	11.62%	11.40%	11.39%	11.62%

THREE YEARS	63.60%	63.58%	64.57%	17.83%	17.83%	18.06%

FIVE YEARS	83.58%	83.85%	85.35%	12.92%	12.95%	13.13%

TEN YEARS	202.88%	203.33%	209.21%	11.72%	11.74%	11.95%

The Energy Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	ENERGY	NET ASSET	MARKET	ENERGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	11.40%	11.39%	11.62%	11.40%	11.39%	11.62%

THREE YEARS	63.60%	63.58%	64.57%	17.83%	17.83%	18.06%

FIVE YEARS	83.58%	83.85%	85.35%	12.92%	12.95%	13.13%

TEN YEARS	202.88%	203.33%	209.21%	11.72%	11.74%	11.95%

The Energy Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

DESCRIPTION	EXXON MOBIL CORP.	CHEVRON CORP.	SCHLUMBERGER, LTD.	CONOCOPHILLIPS	EOG RESOURCES, INC.

MARKET VALUE	$1,495,525,635	1,278,587,898	760,150,444	384,186,872	365,236,161

% OF NET ASSETS	15.2	13.0	7.7	3.9	3.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Financial Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Financial Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 18.32%, and the total return for the Index was 18.52%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as the effects of cash holdings on Fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, security misweights, transaction costs, and compounding (the exponential growth of outperformance or underperformance).

The financial sector began the Reporting Period strongly on optimism that the Federal Reserve would continue with an accommodative monetary policy, resulting in the financial sector’s strongest performance during the Reporting Period. This strong performance continued as rising intermediate yields lent credence to an eventual hike in interest rates. Outperformance was also largely driven by strong earnings data, increased mergers and acquisitions activity, strong home sales and consumer confidence data.

On an individual security level, the top positive contributors to the Fund’s performance were Wells Fargo & Company, Berkshire Hathaway Inc. Class B, and JPMorgan Chase & Co. The top negative contributors to the Fund’s performance were Leucadia National Corporation, Plum Creek Timber Company, Inc., and Loews Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Financial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	FINANCIAL	NET ASSET	MARKET	FINANCIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	18.32%	18.26%	18.52%	18.32%	18.26%	18.52%

THREE YEARS	106.69%	106.64%	108.01%	27.38%	27.37%	27.65%

FIVE YEARS	67.36%	67.67%	68.88%	10.85%	10.89%	11.05%

TEN YEARS	0.74%	0.75%	2.14%	0.07%	0.07%	0.21%

The Financial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	FINANCIAL	NET ASSET	MARKET	FINANCIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	18.32%	18.26%	18.52%	18.32%	18.26%	18.52%

THREE YEARS	106.69%	106.64%	108.01%	27.38%	27.37%	27.65%

FIVE YEARS	67.36%	67.67%	68.88%	10.85%	10.89%	11.05%

TEN YEARS	0.74%	0.75%	2.14%	0.07%	0.07%	0.21%

The Financial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

	BERKSHIRE HATHAWAY,		JPMORGAN	BANK OF AMERICA
DESCRIPTION	INC. (CLASS B)	WELLS FARGO & CO.	CHASE & CO.	CORP.	CITIGROUP, INC.

MARKET VALUE	$1,634,606,338	1,599,422,083	1,470,688,336	1,163,776,854	1,019,751,167

% OF NET ASSETS	8.8	8.6	7.9	6.3	5.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Health Care Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Health Care Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 28.22%, and the total return for the Index was 28.47%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as effects of cash holdings on Fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

A number of factors have contributed to the Fund’s return during the Reporting Period. One of the more significant factors was the ongoing implementation of the Health Care Reform Act (the “HCRA”). Subscriber growth associated with the HCRA contributed to the positive return for many of the Fund’s securities as expectations were held that such growth would lead to an appreciable pickup in demand. Also contributing to an expected increase in demand was the continued aging of the American population, which could have an impact on growth in the medical products, pharmaceuticals and medical services markets. Another factor was a noticeable pickup in the pharmaceutical pipeline for a number of the biotech stocks held by the Fund. Additionally, several of the securities held by the Fund had increased revenues due in part from newly approved pharmaceuticals. Finally, improved cost structures and strong revenue growth helped a number of stocks improve profitability.

On an individual security level, the top positive contributors to the Fund’s performance were Johnson & Johnson, Gilead Sciences Inc., and Merck & co. Inc. The top negative contributors to the Fund’s performance were Quest Diagnostics Incorporated, Waters Corporation, and Universal Health Services Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Health Care Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	HEALTH CARE	NET ASSET	MARKET	HEALTH CARE
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	28.22%	28.24%	28.47%	28.22%	28.24%	28.47%

THREE YEARS	112.43%	112.50%	113.97%	28.55%	28.57%	28.86%

FIVE YEARS	144.10%	144.46%	146.56%	19.54%	19.57%	19.78%

TEN YEARS	164.02%	164.50%	169.49%	10.20%	10.22%	10.42%

The Health Care Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	HEALTH CARE	NET ASSET	MARKET	HEALTH CARE
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	28.22%	28.24%	28.47%	28.22%	28.24%	28.47%

THREE YEARS	112.43%	112.50%	113.97%	28.55%	28.57%	28.86%

FIVE YEARS	144.10%	144.46%	146.56%	19.54%	19.57%	19.78%

TEN YEARS	164.02%	164.50%	169.49%	10.20%	10.22%	10.42%

The Health Care Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

DESCRIPTION	JOHNSON & JOHNSON	PFIZER, INC.	MERCK & CO., INC.	GILEAD SCIENCES, INC.	AMGEN, INC.

MARKET VALUE	$1,370,673,107	854,912,286	779,686,247	733,704,496	486,484,895

% OF NET ASSETS	12.3	7.7	7.0	6.6	4.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Industrial Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Industrial Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 16.71%, and the total return for the Index was 16.94%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as effects of cash holdings on Fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

The performance of the industrial sector slightly trailed the performance of the broader S&P 500® Index during the Reporting Period. Aerospace and defense companies continued to perform well due to technological innovations, cost-cutting programs, acquisitions, increased commercial demand, and heightened geopolitical risks. Aviation stocks, including airline and air freight and logistics names, have also enjoyed a strong year. As the U.S. economy continued to recover after the global financial crisis, passenger travel and cargo demand has increased through both traditional and e-commerce channels. Similarly, railroad companies have enjoyed increasing demand for automotive, grain crops, and petrochemical shipping as the economy has continued to grow.

On an individual security level, the top positive contributors to the Fund’s performance were Union Pacific Corporation, General Electric Company, and 3M Company. The top negative contributors to the Fund’s performance were Jacobs Engineering Group Inc., Fastenal Company, and Eaton Corp. Plc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Industrial Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	INDUSTRIAL	NET ASSET	MARKET	INDUSTRIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	16.71%	16.73%	16.94%	16.71%	16.73%	16.94%

THREE YEARS	93.50%	93.64%	94.72%	24.61%	24.64%	24.87%

FIVE YEARS	123.08%	123.50%	125.41%	17.41%	17.45%	17.65%

TEN YEARS	129.38%	129.74%	133.79%	8.66%	8.67%	8.86%

The Industrial Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	INDUSTRIAL	NET ASSET	MARKET	INDUSTRIAL
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	16.71%	16.73%	16.94%	16.71%	16.73%	16.94%

THREE YEARS	93.50%	93.64%	94.72%	24.61%	24.64%	24.87%

FIVE YEARS	123.08%	123.50%	125.41%	17.41%	17.45%	17.65%

TEN YEARS	129.38%	129.74%	133.79%	8.66%	8.67%	8.86%

The Industrial Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

	GENERAL ELECTRIC	UNION PACIFIC		UNITED TECHNOLOGIES
DESCRIPTION	CO.	CORP.	3M CO.	CORP.	THE BOEING CO.

MARKET VALUE	$866,535,038	482,122,923	428,569,674	424,925,635	405,901,083

% OF NET ASSETS	10.1	5.6	5.0	5.0	4.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Materials Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Materials Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 20.36%, and the total return for the Index was 20.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as income from securities lending, effects of cash holdings on Fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

Although the materials sector delivered positive performance during the Reporting Period, its return was below that of the broader S&P 500® Index. Due in part to sensitivity to changes in supply and demand of raw materials, the materials sector was helped by the increase in consumer demand. Within the materials sector, the containers & packaging industry was the strongest performing industry. The chemicals industry contributed the most to performance due to the combination of its large weight in the sector and its strong performance. Metals & mining was the weakest industry within the sector and the only one that posted negative returns for the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Dow Chemical Company, LyondellBasell Industries NV and E. I. du Pont de Nemours and Company. The top negative contributors to the Fund’s performance were Owens-Illinois, Inc., FMC Corporation, and Newmont Mining Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Materials Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MATERIALS	NET ASSET	MARKET	MATERIALS
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	20.36%	20.35%	20.62%	20.36%	20.35%	20.62%

THREE YEARS	80.47%	80.62%	81.79%	21.75%	21.78%	22.05%

FIVE YEARS	80.74%	80.99%	82.86%	12.57%	12.60%	12.83%

TEN YEARS	128.47%	128.65%	133.12%	8.61%	8.62%	8.83%

The Materials Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	MATERIALS	NET ASSET	MARKET	MATERIALS
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	20.36%	20.35%	20.62%	20.36%	20.35%	20.62%

THREE YEARS	80.47%	80.62%	81.79%	21.75%	21.78%	22.05%

FIVE YEARS	80.74%	80.99%	82.86%	12.57%	12.60%	12.83%

TEN YEARS	128.47%	128.65%	133.12%	8.61%	8.62%	8.83%

The Materials Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

	E.I. DU PONT DE		THE DOW	LYONDELLBASELL INDUSTRIES NV
DESCRIPTION	NEMOURS & CO.	MONSANTO CO.	CHEMICAL CO.	(CLASS A)	PRAXAIR, INC.

MARKET VALUE	$561,617,871	504,761,264	503,216,810	395,358,323	322,142,283

% OF NET ASSETS	10.8	9.7	9.7	7.6	6.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Technology Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Technology Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 26.75%, and the total return for the Index was 27.05%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as effects of cash holdings on Fund performance and the cumulative effect of small weight differences between the securities in the Fund relative to the Index.

The technology sector performed well during the Reporting Period, recording positive returns for each of the past four fiscal quarters. Good earnings for many stocks in the technology sector, along with accommodative monetary policy from the Federal Reserve (the “Fed”), helped fuel strong performance during the fourth quarter of 2013 despite lackluster holiday retail sales. The technology sector continued its positive performance during the first quarter of 2014 on the back of improving overseas demand and rising global information technology spending. Performance during this period was also helped by market fundamentals continuing to rebound for many technology names ranging from makers of networking equipment to mobile-phone components. Despite geopolitical concerns, including the unrest in Iraq and the conflict between Russia and the Ukraine, a continued dovish stance from the Fed along with increased mergers and acquisitions activity helped the technology sector to positive performance in the second quarter of 2014. Positive performance for the technology sector during the third quarter of 2014 was driven by strong macroeconomic data, continued positive earnings results, and favorable balance sheets in the form of high revenue growth and high operating margins despite ongoing global risks, including sectarian violence in Iraq, U.S. and European sanctions against Russia, and a disagreement between Germany and U.S. over spying allegations.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Inc., Microsoft Corporation and Google Inc. Class A. The top negative contributors to the Fund’s performance were eBay Inc., Western Union Company, and Teradata Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Technology Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	TECHNOLOGY	NET ASSET	MARKET	TECHNOLOGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	26.75%	26.73%	27.05%	26.75%	26.73%	27.05%

THREE YEARS	78.36%	78.42%	79.59%	21.27%	21.29%	21.55%

FIVE YEARS	107.64%	107.90%	109.97%	15.73%	15.76%	15.99%

TEN YEARS	142.38%	142.60%	147.16%	9.26%	9.27%	9.47%

The Technology Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	TECHNOLOGY	NET ASSET	MARKET	TECHNOLOGY
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	26.75%	26.73%	27.05%	26.75%	26.73%	27.05%

THREE YEARS	78.36%	78.42%	79.59%	21.27%	21.29%	21.55%

FIVE YEARS	107.64%	107.90%	109.97%	15.73%	15.76%	15.99%

TEN YEARS	142.38%	142.60%	147.16%	9.26%	9.27%	9.47%

The Technology Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

			VERIZON		INTERNATIONAL BUSINESS
DESCRIPTION	APPLE, INC.	MICROSOFT CORP.	COMMUNICATIONS, INC.	AT&T, INC.	MACHINES CORP.

MARKET VALUE	$2,150,361,756	1,361,625,374	742,587,903	651,424,051	627,761,735

% OF NET ASSETS	15.5	9.8	5.4	4.7	4.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Utilities Select Sector SPDR Fund —
Management’s Discussion of Fund Performance

The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in The Utilities Select Sector Index (the “Index”). In seeking to achieve this objective, the Fund uses a replication strategy.

For the 12-month period ended September 30, 2014 (the “Reporting Period”), the total return for the Fund was 16.83%, and the total return for the Index was 17.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the annual operating expenses of the Fund. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Therefore, the difference between the Fund’s performance and that of the Index can be attributed primarily to Fund operating expenses, as well as effects of cash holdings on Fund performance, the cumulative effect of small weight differences between the securities in the Fund relative to the Index, and compounding (the exponential growth of outperformance or underperformance).

The utilities sector was helped in prior years by both its perceived relative safety and relatively high dividend yield. These same factors during the Reporting Period contributed to the Fund trailing the broader S&P 500® Index. The relative safety was less in favor as the broad market continued its ascent for much of the Reporting Period. Also, the attractiveness of dividend yield was buffeted by concerns regarding future higher interest rates as the timing and magnitude of the Federal Reserve’s actions became a more pronounced and near term concern. Another factor negatively impacting some of the securities involved earnings challenges associated with increased regulatory concerns. This was most prominent in the case of coal fired power plants. A number of the Fund’s securities were also impaired by ongoing project cost overruns. Revenues were also negatively impacted by reduced electricity demand caused by both a cooler than normal summer in many part of the U.S. and successful ongoing power conservation initiatives.

On an individual security level, the top positive contributors to the Fund’s performance were NextEra Energy Inc, Duke Energy Corporation, and Dominion Resources Inc. The top negative contributors to the Fund’s performance were FirstEnergy Corp., Pinnacle West Capital Corporation, and Teco Energy Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

The Utilities Select Sector SPDR Fund —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2014 is 0.16%. Fund returns at Net Asset Value shown in the table below for the Three years, Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2014

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	UTILITIES	NET ASSET	MARKET	UTILITIES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	16.83%	16.81%	17.14%	16.83%	16.81%	17.14%

THREE YEARS	40.52%	40.52%	41.54%	12.01%	12.01%	12.28%

FIVE YEARS	75.13%	75.39%	77.32%	11.86%	11.89%	12.14%

TEN YEARS	142.10%	142.32%	147.80%	9.24%	9.25%	9.50%

The Utilities Select Sector SPDR Fund —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	UTILITIES	NET ASSET	MARKET	UTILITIES
	VALUE	VALUE	SELECT SECTOR INDEX	VALUE	VALUE	SELECT SECTOR INDEX

ONE YEAR	16.83%	16.81%	17.14%	16.83%	16.81%	17.14%

THREE YEARS	40.52%	40.52%	41.54%	12.01%	12.01%	12.28%

FIVE YEARS	75.13%	75.39%	77.32%	11.86%	11.89%	12.14%

TEN YEARS	142.10%	142.32%	147.80%	9.24%	9.25%	9.50%

The Utilities Select Sector SPDR Fund —
Portfolio Summary

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2014

DESCRIPTION	DUKE ENERGY CORP.	NEXTERA ENERGY, INC.	DOMINION RESOURCES, INC.	SOUTHERN CO.	EXELON CORP.

MARKET VALUE	$508,083,908	426,689,669	419,307,072	407,231,235	305,079,319

% OF NET ASSETS	9.3	7.8	7.7	7.4	5.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2014*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AUTO COMPONENTS — 3.2%
BorgWarner, Inc.	746,976	$39,298,407
Delphi Automotive PLC	979,164	60,061,920
Johnson Controls, Inc.	2,178,000	95,832,000
The Goodyear Tire & Rubber Co.	900,394	20,335,399

		215,527,726

AUTOMOBILES — 5.5%
Ford Motor Co.	12,686,610	187,634,962
General Motors Co.	4,407,272	140,768,267
Harley-Davidson, Inc.	711,194	41,391,491

		369,794,720

DISTRIBUTORS — 0.7%
Genuine Parts Co.	500,724	43,918,502

DIVERSIFIED CONSUMER SERVICES — 0.4%
Graham Holdings Co. (Class B)	126	88,148
H&R Block, Inc.	899,641	27,897,868

		27,986,016

HOTELS, RESTAURANTS & LEISURE — 13.8%
Carnival Corp.	1,472,611	59,154,784
Chipotle Mexican Grill, Inc. (a)	101,431	67,612,890
Darden Restaurants, Inc. (b)	432,690	22,266,227
Marriott International, Inc. (Class A) (b)	712,769	49,822,553
McDonald’s Corp.	3,211,525	304,484,685
Starbucks Corp.	2,456,743	185,385,827
Starwood Hotels & Resorts Worldwide, Inc.	623,184	51,855,141
Wyndham Worldwide Corp.	409,381	33,266,300
Wynn Resorts, Ltd.	265,193	49,612,307
Yum! Brands, Inc.	1,437,856	103,496,875

		926,957,589

HOUSEHOLD DURABLES — 3.2%
D.R. Horton, Inc.	1,084,345	22,250,759
Garmin, Ltd. (b)	396,893	20,634,467
Harman International Industries, Inc.	222,764	21,839,782
Leggett & Platt, Inc. (b)	448,977	15,678,277
Lennar Corp. (Class A) (b)	581,547	22,581,470
Mohawk Industries, Inc. (a)	202,402	27,287,838
Newell Rubbermaid, Inc.	895,543	30,815,635
Pulte Group, Inc.	1,106,595	19,542,468
Whirlpool Corp.	255,085	37,153,130

		217,783,826

INTERNET & CATALOG RETAIL — 11.2%
Amazon.com, Inc. (a)	1,238,821	399,445,443
Expedia, Inc.	324,556	28,437,597
NetFlix, Inc. (a)	196,514	88,663,187
The Priceline Group, Inc. (a)	171,435	198,621,162
TripAdvisor, Inc. (a)(b)	364,229	33,297,815

		748,465,204

LEISURE EQUIPMENT & PRODUCTS — 0.8%
Hasbro, Inc. (b)	375,223	20,635,389
Mattel, Inc.	1,104,994	33,868,066

		54,503,455

MEDIA — 30.0%
Cablevision Systems Corp. (b)	709,360	12,420,893
CBS Corp. (Class B)	1,585,225	84,809,537
Comcast Corp. (Class A)	8,464,597	455,226,027
DIRECTV (a)	1,641,389	142,012,976
Discovery Communications, Inc. (Class A) (a)(b)	486,130	18,375,714
Discovery Communications, Inc. (Class C) (a)	891,936	33,251,374
Gannett Co., Inc.	737,952	21,895,036
News Corp. (a)	1,628,574	26,627,185
Omnicom Group, Inc.	821,658	56,579,370
Scripps Networks Interactive (Class A)	339,241	26,491,330
The Interpublic Group of Cos., Inc.	1,378,249	25,249,522
The Walt Disney Co.	5,165,747	459,906,455
Time Warner Cable, Inc.	911,202	130,748,375
Time Warner, Inc.	2,796,496	210,324,464
Twenty-First Century Fox, Inc.	6,160,666	211,249,237
Viacom, Inc. (Class B)	1,245,438	95,824,000

		2,010,991,495

MULTILINE RETAIL — 5.8%
Dollar General Corp. (a)	992,257	60,636,825
Dollar Tree, Inc. (a)	672,568	37,710,888
Family Dollar Stores, Inc.	313,085	24,182,685
Kohl’s Corp. (b)	668,986	40,828,216
Macy’s, Inc.	1,155,143	67,206,220
Nordstrom, Inc.	466,060	31,864,522
Target Corp.	2,072,553	129,907,622

		392,336,978

SPECIALTY RETAIL — 18.1%
AutoNation, Inc. (a)	255,348	12,846,558
AutoZone, Inc. (a)	106,659	54,359,826
Bed Bath & Beyond, Inc. (a)(b)	660,537	43,483,151
Best Buy Co., Inc.	948,591	31,863,172
CarMax, Inc. (a)(b)	717,045	33,306,740
GameStop Corp. (Class A) (b)	368,531	15,183,477
L Brands, Inc.	803,124	53,793,245
Lowe’s Cos., Inc.	3,228,625	170,858,835
O’Reilly Automotive, Inc. (a)	339,411	51,033,838
PetSmart, Inc.	324,873	22,770,349
Ross Stores, Inc.	686,319	51,871,990
Staples, Inc. (b)	2,106,888	25,493,345
The Gap, Inc.	895,580	37,336,730
The Home Depot, Inc.	4,402,446	403,880,396
Tiffany & Co.	367,874	35,429,945
TJX Cos., Inc.	2,266,459	134,106,379
Tractor Supply Co. (b)	450,296	27,697,707
Urban Outfitters, Inc. (a)(b)	333,912	12,254,570

		1,217,570,253

TEXTILES, APPAREL & LUXURY GOODS — 7.1%
Coach, Inc.	898,175	31,984,012
Fossil Group, Inc. (a)	152,304	14,301,346
Michael Kors Holdings, Ltd. (a)	671,241	47,919,895
NIKE, Inc. (Class B)	2,301,245	205,271,054
PVH Corp.	269,453	32,644,231
Ralph Lauren Corp.	198,395	32,681,608

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

Security Description	Shares	Value

Under Armour, Inc. (Class A) (a)(b)	543,912	$37,584,319
V.F. Corp.	1,127,909	74,475,831

		476,862,296

TOTAL COMMON STOCKS —
(Cost $6,825,377,286)		6,702,698,060

SHORT TERM INVESTMENTS — 3.9%
MONEY MARKET FUNDS — 3.9%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	253,740,675	253,740,675
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	4,710,998	4,710,998

TOTAL SHORT TERM INVESTMENTS —
(Cost $258,451,673)		258,451,673

TOTAL INVESTMENTS — 103.7% (f)
(Cost $7,083,828,959)		6,961,149,733
OTHER ASSETS & LIABILITIES — (3.7)%		(248,372,062)

NET ASSETS — 100.0%		$6,712,777,671

(a)	Non-income producing security
(b)	A portion of the security was on loan at September 30, 2014.
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BEVERAGES — 20.5%
Brown-Forman Corp. (Class B)	843,404	$76,091,909
Coca-Cola Enterprises, Inc.	1,237,289	54,886,140
Constellation Brands, Inc. (Class A) (a)	1,147,386	100,006,164
Dr. Pepper Snapple Group, Inc.	1,050,257	67,542,028
Molson Coors Brewing Co. (Class B)	914,840	68,100,689
Monster Beverage Corp. (a)	750,900	68,835,003
PepsiCo, Inc.	3,910,449	364,023,697
The Coca-Cola Co.	17,867,868	762,243,249

		1,561,728,879

FOOD & STAPLES RETAILING — 24.2%
Costco Wholesale Corp.	2,069,245	259,317,783
CVS Health Corp.	5,391,264	429,090,702
Safeway, Inc.	1,454,517	49,889,933
Sysco Corp.	2,917,951	110,736,241
The Kroger Co.	2,503,132	130,162,864
Wal-Mart Stores, Inc.	7,147,393	546,561,143
Walgreen Co.	4,239,252	251,260,466
Whole Foods Market, Inc. (b)	1,811,691	69,043,544

		1,846,062,676

FOOD PRODUCTS — 17.9%
Archer-Daniels-Midland Co.	3,179,444	162,469,589
Campbell Soup Co. (b)	1,045,104	44,657,294
ConAgra Foods, Inc.	2,217,260	73,258,270
General Mills, Inc.	2,963,585	149,512,863
Hormel Foods Corp.	861,488	44,271,868
Kellogg Co.	1,311,629	80,796,347
Keurig Green Mountain, Inc.	551,346	71,746,655
Kraft Foods Group, Inc.	2,688,628	151,638,619
McCormick & Co., Inc.	715,027	47,835,306
Mead Johnson Nutrition Co.	1,003,588	96,565,237
Mondelez International, Inc. (Class A)	7,195,925	246,568,370
The Hershey Co.	780,630	74,495,521
The J.M. Smucker Co.	553,366	54,777,700
Tyson Foods, Inc. (Class A)	1,750,423	68,914,154

		1,367,507,793

HOUSEHOLD PRODUCTS — 20.3%
Colgate-Palmolive Co.	4,020,454	262,214,010
Kimberly-Clark Corp.	1,780,931	191,574,748
The Clorox Co. (b)	685,250	65,811,410
The Procter & Gamble Co.	12,251,167	1,025,912,724

		1,545,512,892

PERSONAL PRODUCTS — 1.6%
Avon Products, Inc. (b)	2,463,897	31,045,102
The Estee Lauder Cos., Inc. (Class A)	1,158,661	86,575,150

		117,620,252

TOBACCO — 15.2%
Altria Group, Inc.	8,116,359	372,865,532
Lorillard, Inc.	1,790,161	107,248,546
Philip Morris International, Inc.	7,071,032	589,724,069
Reynolds American, Inc.	1,554,961	91,742,699

		1,161,580,846

TOTAL COMMON STOCKS —
(Cost $7,640,472,712)		7,600,013,338

SHORT TERM INVESTMENTS — 1.5%
MONEY MARKET FUNDS — 1.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	111,397,278	111,397,278
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	1,856,357	1,856,357

TOTAL SHORT TERM INVESTMENTS —
(Cost $113,253,635)		113,253,635

TOTAL INVESTMENTS — 101.2% (f)
(Cost $7,753,726,347)		7,713,266,973
OTHER ASSETS & LIABILITIES — (1.2)%		(90,067,127)

NET ASSETS — 100.0%		$7,623,199,846

(a)	Non-income producing security
(b)	A portion of the security was on loan at September 30, 2014.
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.9%
ENERGY EQUIPMENT & SERVICES — 21.3%
Baker Hughes, Inc.	3,185,498	$207,248,500
Cameron International Corp. (a)	1,794,547	119,122,030
Diamond Offshore Drilling, Inc. (b)	621,032	21,282,767
Ensco PLC (Class A) (b)	1,280,359	52,891,630
FMC Technologies, Inc. (a)	2,332,332	126,668,951
Halliburton Co.	5,627,198	363,010,543
Helmerich & Payne, Inc.	592,376	57,975,839
Nabors Industries, Ltd.	2,943,703	66,998,680
National-Oilwell Varco, Inc.	3,016,656	229,567,522
Noble Corp. (b)	1,392,707	30,945,949
Schlumberger, Ltd.	7,475,174	760,150,444
Transocean, Ltd. (b)	1,868,513	59,736,361

		2,095,599,216

OIL, GAS & CONSUMABLE FUELS — 78.6%
Anadarko Petroleum Corp.	3,254,953	330,182,432
Apache Corp.	2,441,311	229,165,864
Cabot Oil & Gas Corp. (b)	5,000,016	163,450,523
Chesapeake Energy Corp.	3,819,192	87,803,224
Chevron Corp.	10,715,621	1,278,587,898
Cimarex Energy Co.	476,719	60,319,255
ConocoPhillips	5,020,738	384,186,872
CONSOL Energy, Inc.	2,020,641	76,501,468
Denbury Resources, Inc. (b)	3,877,955	58,285,664
Devon Energy Corp.	2,452,869	167,236,608
EOG Resources, Inc.	3,688,509	365,236,161
EQT Corp. (b)	831,409	76,107,180
Exxon Mobil Corp.	15,901,389	1,495,525,635
Hess Corp.	1,798,685	169,651,969
Kinder Morgan, Inc. (b)	3,634,485	139,346,155
Marathon Oil Corp.	4,375,541	164,476,586
Marathon Petroleum Corp.	1,565,365	132,539,455
Murphy Oil Corp. (b)	1,255,406	71,445,155
Newfield Exploration Co. (a)	746,791	27,683,542
Noble Energy, Inc.	2,712,147	185,402,369
Occidental Petroleum Corp.	3,763,796	361,888,985
ONEOK, Inc. (b)	1,149,011	75,317,671
Peabody Energy Corp. (b)	140,082	1,734,215
Phillips 66	3,087,675	251,058,854
Pioneer Natural Resources Co.	1,791,633	352,897,952
QEP Resources, Inc.	915,515	28,179,552
Range Resources Corp. (b)	1,463,327	99,228,204
Southwestern Energy Co. (a)	2,494,709	87,190,080
Spectra Energy Corp.	4,975,503	195,338,248
Tesoro Corp. (b)	2,229,789	135,972,533
The Williams Cos., Inc.	5,245,274	290,325,916
Valero Energy Corp.	4,073,433	188,477,746

		7,730,743,971

TOTAL COMMON STOCKS —
(Cost $10,613,295,008)		9,826,343,187

SHORT TERM INVESTMENTS — 2.3%
MONEY MARKET FUNDS — 2.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	222,963,581	222,963,581
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	9,138,489	9,138,489

TOTAL SHORT TERM INVESTMENTS —
(Cost $232,102,070)		232,102,070

TOTAL INVESTMENTS — 102.2% (f)
(Cost $10,845,397,078)		10,058,445,257
OTHER ASSETS & LIABILITIES — (2.2)%		(219,460,083)

NET ASSETS — 100.0%		$9,838,985,174

(a)	Non-income producing security
(b)	A portion of the security was on loan at September 30, 2014.
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.9%
CAPITAL MARKETS — 13.9%
Affiliated Managers Group, Inc. (a)	360,727	$72,275,262
Ameriprise Financial, Inc.	1,215,072	149,915,583
BlackRock, Inc.	818,870	268,851,398
E*TRADE Financial Corp. (a)	1,873,965	42,332,869
Franklin Resources, Inc.	2,556,920	139,633,401
Invesco, Ltd.	2,808,452	110,877,685
Legg Mason, Inc. (b)	662,377	33,887,207
Morgan Stanley	9,940,204	343,632,852
Northern Trust Corp.	1,437,338	97,782,104
State Street Corp. (c)	2,748,970	202,351,682
T. Rowe Price Group, Inc.	1,707,397	133,859,925
The Bank of New York Mellon Corp.	7,344,987	284,471,347
The Charles Schwab Corp.	7,444,678	218,799,087
The Goldman Sachs Group, Inc.	2,659,576	488,218,366

		2,586,888,768

COMMERCIAL BANKS — 37.0%
Bank of America Corp.	68,256,707	1,163,776,854
BB&T Corp.	4,670,735	173,798,049
Citigroup, Inc.	19,678,718	1,019,751,167
Comerica, Inc.	1,175,081	58,589,539
Fifth Third Bancorp	5,414,926	108,406,819
Huntington Bancshares, Inc.	5,308,894	51,655,539
JPMorgan Chase & Co.	24,413,817	1,470,688,336
KeyCorp	5,691,377	75,866,055
M & T Bank Corp. (b)	856,551	105,604,173
PNC Financial Services Group, Inc.	3,508,685	300,273,262
Regions Financial Corp.	8,947,668	89,834,587
SunTrust Banks, Inc.	3,446,246	131,060,735
U.S. Bancorp	11,696,025	489,244,726
Wells Fargo & Co.	30,835,205	1,599,422,083
Zions Bancorporation	1,315,624	38,232,034

		6,876,203,958

CONSUMER FINANCE — 5.7%
American Express Co.	5,842,073	511,415,070
Capital One Financial Corp.	3,643,393	297,373,737
Discover Financial Services	2,998,113	193,048,496
Navient Corp.	2,725,439	48,267,525

		1,050,104,828

DIVERSIFIED FINANCIAL SERVICES — 12.3%
Berkshire Hathaway, Inc. (Class B) (a)	11,832,969	1,634,606,338
CME Group, Inc.	2,050,210	163,924,540
Intercontinental Exchange, Inc.	736,357	143,626,433
Leucadia National Corp.	2,059,896	49,107,920
McGraw Hill Financial, Inc.	1,758,358	148,493,333
Moody’s Corp.	1,206,398	114,004,611
The Nasdaq OMX Group, Inc.	767,392	32,552,769

		2,286,315,944

INSURANCE — 17.0%
ACE, Ltd.	2,178,961	228,507,640
Aflac, Inc.	2,940,671	171,294,086
American International Group, Inc.	9,261,690	500,316,494
Aon PLC	1,885,280	165,282,498
Assurant, Inc.	463,811	29,823,047
Cincinnati Financial Corp.	956,339	44,995,750
Genworth Financial, Inc. (Class A) (a)	3,225,077	42,248,509
Hartford Financial Services Group, Inc.	2,906,555	108,269,174
Lincoln National Corp.	1,694,601	90,796,721
Loews Corp.	1,978,921	82,441,849
Marsh & McLennan Cos., Inc.	3,533,094	184,922,140
MetLife, Inc.	7,300,385	392,176,682
Principal Financial Group, Inc.	1,774,154	93,089,860
Prudential Financial, Inc.	2,985,838	262,574,594
The Allstate Corp.	2,813,129	172,641,727
The Chubb Corp.	1,560,979	142,173,967
The Progressive Corp.	3,493,674	88,320,079
The Travelers Cos., Inc.	2,200,669	206,730,846
Torchmark Corp.	848,507	44,436,311
Unum Group	1,655,771	56,925,407
XL Group PLC	1,725,124	57,222,363

		3,165,189,744

REAL ESTATE INVESTMENT TRUSTS (REITS) — 13.4%
American Tower Corp.	2,571,316	240,752,317
Apartment Investment & Management Co. (Class A)	949,497	30,212,995
AvalonBay Communities, Inc.	851,549	120,042,862
Boston Properties, Inc.	993,764	115,038,121
Crown Castle International Corp.	2,167,093	174,515,999
Equity Residential	2,347,989	144,589,163
Essex Property Trust, Inc.	412,404	73,717,215
General Growth Properties, Inc.	4,075,353	95,974,563
HCP, Inc.	2,978,082	118,259,636
Health Care REIT, Inc.	2,103,343	131,185,503
Host Hotels & Resorts, Inc.	4,913,137	104,797,212
Iron Mountain, Inc.	1,119,200	36,541,880
Kimco Realty Corp.	2,667,894	58,453,557
Plum Creek Timber Co., Inc.	1,150,789	44,892,279
ProLogis, Inc.	3,245,317	122,348,451
Public Storage, Inc.	941,309	156,106,685
Simon Property Group, Inc.	2,017,088	331,649,609
The Macerich Co.	913,202	58,289,684
Ventas, Inc.	1,910,464	118,353,245
Vornado Realty Trust	1,132,796	113,234,288
Weyerhaeuser Co.	3,429,163	109,253,133

		2,498,208,397

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
CBRE Group, Inc. (a)	1,812,518	53,904,285

THRIFTS & MORTGAGE FINANCE — 0.3%
Hudson City Bancorp, Inc.	3,126,491	30,389,493
People’s United Financial, Inc. (b)	2,015,581	29,165,457

		59,554,950

TOTAL COMMON STOCKS —
(Cost $17,425,989,254)		18,576,370,874

SHORT TERM INVESTMENTS — 0.7%
MONEY MARKET FUNDS — 0.7%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	101,674,092	101,674,092

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	36,459,036	$36,459,036

TOTAL SHORT TERM INVESTMENTS —
(Cost $138,133,128)		138,133,128

TOTAL INVESTMENTS — 100.6% (g)
(Cost $17,564,122,382)		18,714,504,002
OTHER ASSETS & LIABILITIES — (0.6)%		(109,486,232)

NET ASSETS — 100.0%		$18,605,017,770

(a)	Non-income producing security
(b)	A portion of the security was on loan at September 30, 2014.
(c)	Affiliated issuer (Note 3).
(d)	Investments of cash collateral for securities loaned
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BIOTECHNOLOGY — 20.8%
Alexion Pharmaceuticals, Inc. (a)	902,688	$149,683,724
Amgen, Inc.	3,463,512	486,484,895
Biogen Idec, Inc. (a)	1,100,821	364,162,595
Celgene Corp. (a)	3,649,202	345,871,366
Gilead Sciences, Inc. (a)	6,892,480	733,704,496
Regeneron Pharmaceuticals, Inc. (a)	336,367	121,267,031
Vertex Pharmaceuticals, Inc. (a)	1,085,567	121,920,030

		2,323,094,137

HEALTH CARE EQUIPMENT & SUPPLIES — 14.4%
Abbott Laboratories	5,801,424	241,281,224
Baxter International, Inc.	2,509,323	180,094,112
Becton, Dickinson and Co.	905,001	102,998,164
Boston Scientific Corp. (a)	6,084,379	71,856,516
C.R. Bard, Inc.	362,505	51,733,088
CareFusion Corp. (a)	925,010	41,856,702
Covidien PLC	2,054,625	177,745,609
DENTSPLY International, Inc.	646,378	29,474,837
Edwards Lifesciences Corp. (a)	480,957	49,129,758
Intuitive Surgical, Inc. (a)	163,800	75,646,116
Medtronic, Inc. (b)	4,487,024	277,971,137
St. Jude Medical, Inc.	1,331,066	80,036,999
Stryker Corp.	1,386,304	111,944,048
Varian Medical Systems, Inc. (a)	473,669	37,950,360
Zimmer Holdings, Inc.	782,766	78,707,121

		1,608,425,791

HEALTH CARE PROVIDERS & SERVICES — 15.9%
Aetna, Inc. (b)	1,660,650	134,512,650
AmerisourceBergen Corp.	1,008,976	77,993,845
Cardinal Health, Inc.	1,550,464	116,160,763
CIGNA Corp.	1,244,521	112,865,609
DaVita, Inc. (a)	783,321	57,292,098
Express Scripts Holding Co. (a)	3,578,312	252,736,177
Humana, Inc. (b)	759,433	98,946,526
Laboratory Corp. of America Holdings (a)	386,583	39,334,820
McKesson Corp.	1,087,821	211,766,114
Patterson Cos., Inc. (b)	394,567	16,346,911
Quest Diagnostics, Inc. (b)	683,913	41,499,841
Tenet Healthcare Corp. (a)(b)	461,855	27,429,568
UnitedHealth Group, Inc.	4,466,547	385,239,679
Universal Health Services, Inc.	416,175	43,490,287
WellPoint, Inc.	1,283,713	153,557,749

		1,769,172,637

HEALTH CARE TECHNOLOGY — 0.7%
Cerner Corp. (a)(b)	1,384,071	82,449,109

LIFE SCIENCES TOOLS & SERVICES — 3.3%
Agilent Technologies, Inc.	1,520,769	86,653,418
PerkinElmer, Inc. (b)	516,673	22,526,943
Thermo Fisher Scientific, Inc.	1,817,899	221,238,308
Waters Corp. (a)	385,960	38,256,355

		368,675,024

PHARMACEUTICALS — 44.8%
AbbVie, Inc. (b)	7,257,456	419,190,659
Actavis PLC (a)	1,272,276	306,974,753
Allergan, Inc.	1,393,808	248,362,647
Bristol-Myers Squibb Co.	7,589,901	388,451,133
Eli Lilly & Co.	4,488,922	291,106,592
Hospira, Inc. (a)(b)	761,734	39,633,020
Johnson & Johnson	12,859,303	1,370,673,107
Mallinckrodt PLC (a)(b)	518,248	46,720,057
Merck & Co., Inc.	13,152,602	779,686,247
Mylan, Inc. (a)	1,706,416	77,624,864
Perrigo Co. PLC	610,891	91,749,719
Pfizer, Inc.	28,911,474	854,912,286
Zoetis, Inc.	2,283,151	84,362,429

		4,999,447,513

TOTAL COMMON STOCKS —
(Cost $10,174,881,852)		11,151,264,211

SHORT TERM INVESTMENTS — 2.5%
MONEY MARKET FUNDS — 2.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	279,462,473	279,462,473
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	3,995,502	3,995,502

TOTAL SHORT TERM INVESTMENTS —
(Cost $283,457,975)		283,457,975

TOTAL INVESTMENTS — 102.4% (f)
(Cost $10,458,339,827)		11,434,722,186
OTHER ASSETS & LIABILITIES — (2.4)%		(272,820,198)

NET ASSETS — 100.0%		$11,161,901,988

(a)	Non-income producing security
(b)	A portion of the security was on loan at September 30, 2014.
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 26.0%
General Dynamics Corp.	1,573,476	$199,973,065
Honeywell International, Inc.	3,758,621	350,002,788
L-3 Communications Holdings, Inc.	392,631	46,691,679
Lockheed Martin Corp.	1,301,075	237,810,488
Northrop Grumman Corp.	1,022,737	134,755,827
Precision Castparts Corp.	653,147	154,717,461
Raytheon Co.	1,547,942	157,301,866
Rockwell Collins, Inc.	794,760	62,388,660
Textron, Inc.	1,587,139	57,121,133
The Boeing Co.	3,186,537	405,901,083
United Technologies Corp.	4,023,917	424,925,635

		2,231,589,685

AIR FREIGHT & LOGISTICS — 7.1%
C.H. Robinson Worldwide, Inc. (a)	669,910	44,428,431
Expeditors International of Washington, Inc.	888,217	36,043,846
FedEx Corp.	1,295,698	209,190,442
United Parcel Service, Inc. (Class B)	3,260,392	320,463,930

		610,126,649

AIRLINES — 3.0%
Delta Air Lines, Inc.	3,837,743	138,734,410
Southwest Airlines Co.	3,419,929	115,491,002

		254,225,412

BUILDING PRODUCTS — 0.7%
Allegion PLC	437,455	20,840,356
Masco Corp.	1,806,060	43,200,955

		64,041,311

COMMERCIAL SERVICES & SUPPLIES — 4.4%
Cintas Corp. (a)	530,842	37,472,137
Pitney Bowes, Inc. (a)	1,058,669	26,456,138
Republic Services, Inc.	1,149,675	44,860,318
Stericycle, Inc. (b)	386,094	45,003,117
The ADT Corp. (a)	792,140	28,089,284
Tyco International, Ltd.	2,018,994	89,986,563
Waste Management, Inc.	2,154,757	102,415,600

		374,283,157

CONSTRUCTION & ENGINEERING — 1.6%
Fluor Corp.	1,042,915	69,656,293
Jacobs Engineering Group, Inc. (b)	605,727	29,571,592
Quanta Services, Inc. (b)	986,909	35,814,928

		135,042,813

ELECTRICAL EQUIPMENT — 6.1%
AMETEK, Inc.	1,118,944	56,182,178
Eaton Corp. PLC	2,648,876	167,859,272
Emerson Electric Co.	3,364,319	210,539,083
Rockwell Automation, Inc.	812,095	89,232,999

		523,813,532

INDUSTRIAL CONGLOMERATES — 18.6%
3M Co.	3,024,913	428,569,674
Danaher Corp.	3,116,845	236,817,883
General Electric Co.	33,822,601	866,535,038
Roper Industries, Inc.	455,432	66,625,147

		1,598,547,742

MACHINERY — 16.9%
Caterpillar, Inc.	3,048,349	301,878,001
Cummins, Inc.	1,434,192	189,284,660
Deere & Co. (a)	1,821,889	149,376,679
Dover Corp.	917,479	73,701,088
Flowserve Corp.	622,766	43,917,458
Illinois Tool Works, Inc.	1,765,170	149,015,651
Ingersoll-Rand PLC	1,217,828	68,636,786
Joy Global, Inc. (a)	446,977	24,378,126
PACCAR, Inc.	1,878,802	106,856,864
Pall Corp.	712,345	59,623,277
Parker-Hannifin Corp.	854,426	97,532,728
Pentair PLC	876,608	57,409,058
Snap-on, Inc.	264,557	32,032,562
Stanley Black & Decker, Inc.	711,398	63,165,028
Xylem, Inc.	831,694	29,516,820

		1,446,324,786

PROFESSIONAL SERVICES — 2.1%
Dun & Bradstreet Corp.	165,628	19,456,321
Equifax, Inc.	754,405	56,384,230
Nielsen NV	1,384,984	61,396,341
Robert Half International, Inc.	885,177	43,373,673

		180,610,565

ROAD & RAIL — 11.0%
CSX Corp.	5,485,581	175,867,727
Kansas City Southern	502,327	60,882,032
Norfolk Southern Corp.	1,654,185	184,607,046
Ryder System, Inc.	438,838	39,482,255
Union Pacific Corp.	4,446,808	482,122,923

		942,961,983

TRADING COMPANIES & DISTRIBUTORS — 2.3%
Fastenal Co. (a)	1,242,927	55,807,422
United Rentals, Inc. (b)	437,020	48,552,922
W.W. Grainger, Inc.	363,263	91,415,134

		195,775,478

TOTAL COMMON STOCKS —
(Cost $8,637,753,776)		8,557,343,113

SHORT TERM INVESTMENTS — 2.7%
MONEY MARKET FUNDS — 2.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	231,353,393	231,353,393
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	4,644,591	4,644,591

TOTAL SHORT TERM INVESTMENTS —
(Cost $235,997,984)		235,997,984

TOTAL INVESTMENTS — 102.5% (f)
(Cost $8,873,751,760)		8,793,341,097
OTHER ASSETS & LIABILITIES — (2.5)%		(217,724,479)

NET ASSETS — 100.0%		$8,575,616,618

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

(a)	A portion of the security was on loan at September 30, 2014.
(b)	Non-income producing security
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.9%
CHEMICALS — 74.5%
Air Products & Chemicals, Inc.	1,662,612	$216,438,830
Airgas, Inc.	604,613	66,900,428
CF Industries Holdings, Inc.	437,536	122,168,802
E.I. du Pont de Nemours & Co.	7,826,336	561,617,871
Eastman Chemical Co.	1,313,393	106,240,360
Ecolab, Inc.	2,306,021	264,800,391
FMC Corp.	1,186,145	67,835,633
International Flavors & Fragrances, Inc.	726,476	69,654,519
LyondellBasell Industries NV (Class A)	3,638,490	395,358,323
Monsanto Co.	4,486,368	504,761,264
PPG Industries, Inc.	1,195,159	235,135,582
Praxair, Inc.	2,497,227	322,142,283
Sigma-Aldrich Corp.	1,050,718	142,908,155
The Dow Chemical Co.	9,596,049	503,216,810
The Mosaic Co.	2,788,506	123,837,551
The Sherwin-Williams Co.	726,525	159,101,710

		3,862,118,512

CONSTRUCTION MATERIALS — 2.7%
Martin Marietta Materials, Inc.	526,684	67,910,635
Vulcan Materials Co.	1,172,866	70,641,719

		138,552,354

CONTAINERS & PACKAGING — 6.2%
Avery Dennison Corp.	865,539	38,646,316
Ball Corp.	1,237,231	78,279,606
Bemis Co., Inc. (a)	935,986	35,586,188
MeadWestvaco Corp.	1,517,263	62,116,747
Owens-Illinois, Inc. (b)	1,506,805	39,252,270
Sealed Air Corp.	1,923,640	67,096,563

		320,977,690

METALS & MINING — 13.1%
Alcoa, Inc.	10,286,405	165,508,256
Allegheny Technologies, Inc. (a)	1,005,810	37,315,551
Freeport-McMoRan, Inc.	6,719,838	219,402,711
Newmont Mining Corp.	4,399,466	101,407,691
Nucor Corp.	2,794,363	151,678,024

		675,312,233

PAPER & FOREST PRODUCTS — 3.4%
International Paper Co.	3,718,426	177,517,657

TOTAL COMMON STOCKS —
(Cost $5,063,164,492)		5,174,478,446

SHORT TERM INVESTMENTS — 0.1%
MONEY MARKET FUNDS — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	3,878,146	3,878,146
State Street Institutional Liquid Reserves Fund 0.09% (d)(e)	1,641,226	1,641,226

TOTAL SHORT TERM INVESTMENTS —
(Cost $5,519,372)		5,519,372

TOTAL INVESTMENTS — 100.0% (f)
(Cost $5,068,683,864)		5,179,997,818
OTHER ASSETS & LIABILITIES — 0.0% (g)		2,237,166

NET ASSETS — 100.0%		$5,182,234,984

(a)	A portion of the security was on loan at September 30, 2014.
(b)	Non-income producing security
(c)	Investments of cash collateral for securities loaned
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).
(g)	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.8%
COMMUNICATIONS EQUIPMENT — 7.6%
Cisco Systems, Inc.	18,175,956	$457,488,813
F5 Networks, Inc. (a)	263,245	31,257,711
Harris Corp.	416,632	27,664,365
Juniper Networks, Inc.	1,475,342	32,678,825
Motorola Solutions, Inc.	803,828	50,866,236
QUALCOMM, Inc.	6,010,231	449,384,972

		1,049,340,922

COMPUTERS & PERIPHERALS — 20.5%
Apple, Inc.	21,343,541	2,150,361,756
EMC Corp.	7,327,517	214,403,147
Hewlett-Packard Co.	5,521,628	195,852,145
NetApp, Inc.	1,194,541	51,317,481
SanDisk Corp.	870,226	85,238,637
Seagate Technology PLC (b)	1,172,530	67,150,793
Western Digital Corp.	825,452	80,332,989

		2,844,656,948

DIVERSIFIED TELECOMMUNICATION SERVICES — 11.1%
AT&T, Inc. (b)	18,485,359	651,424,051
CenturyLink, Inc.	2,121,815	86,761,015
Frontier Communications Corp. (b)	4,338,796	28,245,562
Verizon Communications, Inc.	14,854,729	742,587,903
Windstream Holdings, Inc.	2,395,490	25,823,382

		1,534,841,913

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.9%
Amphenol Corp. (Class A)	604,083	60,323,729
Corning, Inc.	4,683,348	90,575,950
FLIR Systems, Inc.	566,756	17,762,133
Jabil Circuit, Inc. (b)	856,441	17,274,415
TE Connectivity, Ltd.	1,455,627	80,481,617

		266,417,844

INTERNET SOFTWARE & SERVICES — 15.6%
Akamai Technologies, Inc. (a)	725,883	43,407,803
eBay, Inc. (a)	4,095,325	231,918,255
Facebook, Inc. (Class A) (a)	6,950,818	549,392,655
Google, Inc. (Class A) (a)	1,012,648	595,852,210
Google, Inc. (Class C) (a)	1,012,582	584,624,343
VeriSign, Inc. (a)(b)	441,100	24,313,432
Yahoo!, Inc. (a)	3,364,309	137,095,592

		2,166,604,290

IT SERVICES — 15.0%
Accenture PLC (Class A) (b)	2,250,051	182,974,147
Alliance Data Systems Corp. (a)	197,963	49,148,274
Automatic Data Processing, Inc.	1,750,562	127,586,326
CDK Global, Inc. (c)	28,696	877,811
Cognizant Technology Solutions Corp. (Class A) (a)	2,250,615	100,760,034
Computer Sciences Corp.	547,135	33,457,305
Fidelity National Information Services, Inc.	1,110,098	62,498,517
Fiserv, Inc. (a)	948,123	61,281,930
International Business Machines Corp.	3,306,968	627,761,735
MasterCard, Inc. (Class A)	3,589,546	265,339,240
Paychex, Inc.	1,221,408	53,986,234
Teradata Corp. (a)(b)	603,390	25,294,109
The Western Union Co. (b)	1,944,913	31,196,405
Total System Services, Inc. (b)	685,103	21,210,789
Visa, Inc. (Class A)	1,754,743	374,409,514
Xerox Corp.	4,120,839	54,518,700

		2,072,301,070

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 10.6%
Altera Corp.	1,181,730	42,282,299
Analog Devices, Inc.	1,190,053	58,895,723
Applied Materials, Inc.	4,445,008	96,056,623
Avago Technologies, Ltd.	902,440	78,512,280
Broadcom Corp. (Class A)	1,981,985	80,111,834
First Solar, Inc. (a)(b)	267,818	17,625,103
Intel Corp.	15,048,871	524,001,688
KLA-Tencor Corp. (b)	638,707	50,317,337
Lam Research Corp. (b)	578,977	43,249,582
Linear Technology Corp. (b)	911,034	40,440,799
Microchip Technology, Inc. (b)	785,706	37,108,894
Micron Technology, Inc. (a)	4,055,806	138,951,914
NVIDIA Corp. (b)	1,934,767	35,696,451
Texas Instruments, Inc.	3,863,539	184,252,175
Xilinx, Inc.	1,032,177	43,712,696

		1,471,215,398

SOFTWARE — 17.5%
Adobe Systems, Inc. (a)	1,725,457	119,384,370
Autodesk, Inc. (a)	875,135	48,219,938
CA, Inc.	1,204,784	33,661,665
Citrix Systems, Inc. (a)	628,134	44,811,080
Electronic Arts, Inc. (a)	1,211,342	43,135,889
Intuit, Inc.	1,060,810	92,979,996
Microsoft Corp.	29,370,694	1,361,625,374
Oracle Corp.	11,656,641	446,216,217
Red Hat, Inc. (a)	741,259	41,621,693
Salesforce.com, Inc. (a)(b)	2,198,401	126,474,010
Symantec Corp.	2,542,187	59,766,816

		2,417,897,048

TOTAL COMMON STOCKS —
(Cost $12,151,943,976)		13,823,275,433

SHORT TERM INVESTMENTS — 2.0%
MONEY MARKET FUNDS — 2.0%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	258,010,951	258,010,951

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS (continued)
September 30, 2014

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.09% (e)(f)	29,180,725	$29,180,725

TOTAL SHORT TERM INVESTMENTS —
(Cost $287,191,676)		287,191,676

TOTAL INVESTMENTS — 101.8% (g)
(Cost $12,439,135,652)		14,110,467,109
OTHER ASSETS & LIABILITIES — (1.8)%		(256,126,531)

NET ASSETS — 100.0%		$13,854,340,578

(a)	Non-income producing security
(b)	A portion of the security was on loan at September 30, 2014.
(c)	When-Issued Security - when issued securities are securities that are authorized but are not yet issued in the market. A fund will generally purchase securities on a when-issued basis with the intention of acquiring the securities for its portfolio. The Technology Select Sector SPDR Fund received CDK Global, Inc. through a spin-off from Automatic Data Processing, Inc. on October 1, 2014. A portion of CDK Global, Inc. was sold as a forward commitment on September 30, 2014. The effects of the spin-off and the forward commitment sale of CDK Global, Inc. have been recorded in the financial statements and financial highlights.
(d)	Investments of cash collateral for securities loaned
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
SCHEDULE OF INVESTMENTS
September 30, 2014

Security Description	Shares	Value

COMMON STOCKS — 99.7%
ELECTRIC UTILITIES — 56.1%
American Electric Power Co., Inc.	5,113,173	$266,958,762
Duke Energy Corp.	6,795,291	508,083,908
Edison International	3,408,649	190,611,652
Entergy Corp.	1,870,802	144,669,119
Exelon Corp. (a)	8,949,232	305,079,319
FirstEnergy Corp.	4,378,254	146,977,987
NextEra Energy, Inc.	4,545,054	426,689,669
Northeast Utilities (a)	3,291,282	145,803,793
Pepco Holdings, Inc.	2,652,076	70,969,554
Pinnacle West Capital Corp.	1,176,824	64,301,663
PPL Corp.	6,946,244	228,114,653
Southern Co.	9,329,467	407,231,235
Xcel Energy, Inc. (a)	5,309,376	161,405,030

		3,066,896,344

GAS UTILITIES — 1.2%
AGL Resources, Inc.	1,244,520	63,893,657

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.8%
NRG Energy, Inc.	3,517,557	107,215,137
The AES Corp.	6,971,769	98,859,685

		206,074,822

MULTI-UTILITIES — 38.6%
Ameren Corp. (a)	2,548,465	97,682,663
CenterPoint Energy, Inc.	4,540,331	111,101,900
CMS Energy Corp.	2,926,996	86,814,701
Consolidated Edison, Inc. (a)	3,071,745	174,045,072
Dominion Resources, Inc.	6,068,998	419,307,072
DTE Energy Co.	1,863,080	141,743,126
Integrys Energy Group, Inc. (a)	848,593	55,005,798
NiSource, Inc.	3,335,857	136,703,420
PG&E Corp.	4,935,913	222,313,522
Public Service Enterprise Group, Inc.	5,269,637	196,241,282
SCANA Corp. (a)	1,479,649	73,405,387
Sempra Energy	2,420,558	255,078,402
TECO Energy, Inc. (a)	2,470,669	42,940,227
Wisconsin Energy Corp. (a)	2,348,930	101,003,990

		2,113,386,562

TOTAL COMMON STOCKS —
(Cost $5,871,442,618)		5,450,251,385

SHORT TERM INVESTMENTS — 5.9%
MONEY MARKET FUNDS — 5.9%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	306,777,957	306,777,957
State Street Institutional Liquid Reserves Fund 0.09% (c)(d)	16,060,468	16,060,468

TOTAL SHORT TERM INVESTMENTS —
(Cost $322,838,425)		322,838,425

TOTAL INVESTMENTS — 105.6% (e)
(Cost $6,194,281,043)		5,773,089,810
OTHER ASSETS & LIABILITIES — (5.6)%		(304,816,917)

NET ASSETS — 100.0%		$5,468,272,893

(a)	A portion of the security was on loan at September 30, 2014.
(b)	Investments of cash collateral for securities loaned
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3).
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	The values of the securities of the Fund are determined based on Level 1 inputs (Note 2).

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2014

	The Consumer	The Consumer
	Discretionary	Staples	The Energy	The Financial	The Health	The Industrial	The Materials	The Technology	The Utilities
	Select Sector	Select Sector	Select Sector	Select Sector	Care Select Sector	Select Sector	Select Sector	Select Sector	Select Sector
	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund

ASSETS
Investments in unaffiliated issuers, at value * (Note 2)	$6,702,698,060	$7,600,013,338	$9,826,343,187	$18,374,019,192	$11,151,264,211	$8,557,343,113	$5,174,478,446	$13,823,275,433	$5,450,251,385
Investments in affiliated issuers, at value (Note 2 and Note 3)	258,451,673	113,253,635	232,102,070	340,484,810	283,457,975	235,997,984	5,519,372	287,191,676	322,838,425

Total investments	6,961,149,733	7,713,266,973	10,058,445,257	18,714,504,002	11,434,722,186	8,793,341,097	5,179,997,818	14,110,467,109	5,773,089,810
Cash	—	2,428,354	—	—	—	—	—	—	—
Receivable for investments sold	—	—	—	18,515,579	—	25,781,586	—	—	—
Receivable for income related to Select Sector SPDR shares in-kind transactions	—	96,004	7,316	—	1,874	—	69,341	—	—
Receivable for investments sold; when issued security	—	—	—	—	—	—	—	16,972,554	—
Dividends receivable — unaffiliated issuers (Note 2)	6,808,422	20,508,783	6,232,651	14,543,190	9,534,479	17,532,867	7,398,611	7,664,488	11,454,759
Dividends and securities lending income receivable — affiliated issuers (Note 2)	911	1,684	2,065	825,772	1,454	2,138	1,374	3,509	1,535
Prepaid expenses	21,818	21,173	32,477	58,492	31,036	30,990	15,818	45,139	19,741

TOTAL ASSETS	6,967,980,884	7,736,322,971	10,064,719,766	18,748,447,035	11,444,291,029	8,836,688,678	5,187,482,962	14,135,152,799	5,784,565,845

LIABILITIES
Payable upon return of securities loaned	253,740,675	111,397,278	222,963,581	101,674,092	279,462,473	231,353,393	3,878,146	258,010,951	306,777,957
Due to custodian	—	—	—	—	—	—	—	—	2,520
Payable for investments purchased	—	—	—	36,538,523	—	27,030,183	—	18,774,996	8,057,889
Payable for income related to Select Sector SPDR shares in-kind transactions	3,314	—	—	55,239	—	321,949	—	676	28,767
Accrued distribution fees (Note 4)	211,671	383,104	873,149	1,410,098	714,731	534,966	391,304	1,340,547	355,309
Accrued advisory fees (Note 3)	203,911	214,176	318,705	559,008	328,356	263,307	154,088	411,535	164,799
Accrued license fees (Note 4)	830,133	908,698	1,195,513	2,478,502	1,497,557	1,202,830	674,877	1,699,601	723,122
Accrued administration, custodian and transfer agent fees (Note 3)	82,670	86,833	129,199	226,626	133,124	106,745	62,469	166,846	66,811
Accrued trustees’ fees (Note 4)	2,652	2,606	3,910	7,281	3,867	551	753	5,436	2,300
Accrued expenses and other liabilities	128,187	130,430	250,535	479,896	248,933	258,136	86,341	401,633	113,478

TOTAL LIABILITIES	255,203,213	113,123,125	225,734,592	143,429,265	282,389,041	261,072,060	5,247,978	280,812,221	316,292,952

NET ASSETS	$6,712,777,671	$7,623,199,846	$9,838,985,174	$18,605,017,770	$11,161,901,988	$8,575,616,618	$5,182,234,984	$13,854,340,578	$5,468,272,893

NET ASSETS CONSIST OF:
Paid in capital (Note 5)	$7,081,744,576	$7,760,344,721	$12,210,962,230	$18,199,013,869	$10,324,689,547	$8,935,773,432	$5,807,461,721	$13,086,111,262	$6,257,048,186
Undistributed (distributions in excess of) net investment income	—	—	—	—	—	—	1,755,539	4,601,310	10,246,200
Accumulated net realized gain (loss) on investments	(246,287,679)	(96,685,501)	(1,585,025,235)	(744,377,719)	(139,169,918)	(279,746,151)	(738,296,230)	(907,703,451)	(377,830,260)
Net unrealized appreciation (depreciation) on investments	(122,679,226)	(40,459,374)	(786,951,821)	1,150,381,620	976,382,359	(80,410,663)	111,313,954	1,671,331,457	(421,191,233)

NET ASSETS	$6,712,777,671	$7,623,199,846	$9,838,985,174	$18,605,017,770	$11,161,901,988	$8,575,616,618	$5,182,234,984	$13,854,340,578	$5,468,272,893

NET ASSET VALUE:
Net asset value per Select Sector SPDR share	$66.69	$45.10	$90.58	$23.17	$63.90	$53.14	$49.58	$39.89	$42.10

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,653,252	169,021,809	108,624,200	803,095,427	174,665,324	161,376,000	104,523,725	347,355,897	129,874,160

COST OF INVESTMENTS:
Unaffiliated issuers	$6,825,377,286	$7,640,472,712	$10,613,295,008	$17,237,502,921	$10,174,881,852	$8,637,753,776	$5,063,164,492	$12,151,943,976	$5,871,442,618
Affiliated issuers (Note 3)	258,451,673	113,253,635	232,102,070	326,619,461	283,457,975	235,997,984	5,519,372	287,191,676	322,838,425

Total cost of investments	$7,083,828,959	$7,753,726,347	$10,845,397,078	$17,564,122,382	$10,458,339,827	$8,873,751,760	$5,068,683,864	$12,439,135,652	$6,194,281,043

* Includes investments of securities on loan, at value	$245,800,319	$109,392,654	$214,773,577	$115,786,992	$270,674,128	$225,293,750	$3,714,182	$252,004,094	$300,187,321

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2014

	The Consumer	The Consumer
	Discretionary	Staples	The Energy	The Financial	The Health	The Industrial	The Materials	The Technology	The Utilities
	Select Sector	Select Sector	Select Sector	Select Sector	Care Select Sector	Select Sector	Select Sector	Select Sector	Select Sector
	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund	SPDR Fund

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$93,132,256	$174,406,017	$203,222,309	$290,033,786	$157,049,336	$188,412,330	$103,911,116	$257,224,931	$211,388,176
Dividend income — affiliated issuers (Note 2 and Note 3)	7,266	12,656	14,841	3,201,078	11,683	15,033	6,516	27,269	10,101
Affiliated securities lending income — net (Note 3 and Note 8)	502,197	140,864	1,016,547	347,642	152,269	322,933	416,313	511,933	319,083
Less: Foreign taxes withheld	—	—	—	—	(380)	(178,873)	—	—	—

TOTAL INVESTMENT INCOME	93,641,719	174,559,537	204,253,697	293,582,506	157,212,908	188,571,423	104,333,945	257,764,133	211,717,360

EXPENSES
License fees (Note 4)	2,864,739	2,931,980	4,556,863	8,072,720	4,369,014	4,233,380	2,243,482	5,991,952	2,585,910
Distribution fees (Note 4)	2,848,070	2,898,531	4,467,680	7,937,208	4,292,506	4,163,829	2,196,578	5,908,758	2,540,459
Advisory fees (Note 3)	2,232,397	2,285,506	3,546,437	6,284,265	3,404,459	3,298,848	1,747,888	4,667,035	2,011,709
Unitary fees (Administrator, custodian and transfer agent fees) (Note 3)	923,819	943,341	1,469,832	2,593,568	1,404,549	1,362,591	725,165	1,924,394	831,792
Printing and postage expenses	269,965	245,654	408,038	713,997	380,477	392,976	232,119	488,419	223,689
Professional fees	50,377	36,858	52,082	99,349	50,650	52,315	25,484	77,282	33,831
SEC registration expenses	69,629	72,004	105,195	189,021	101,430	96,959	50,843	143,252	64,001
Trustees’ fees (Note 4)	58,486	57,394	79,052	147,775	78,789	71,954	36,961	114,373	49,578
Insurance expense	28,139	28,352	32,526	73,004	31,907	24,662	12,893	42,580	19,579
Miscellaneous expenses	35,748	41,962	53,367	88,270	48,517	38,951	18,428	72,793	38,233

TOTAL EXPENSES	9,381,369	9,541,582	14,771,072	26,199,177	14,162,298	13,736,465	7,289,841	19,430,838	8,398,781

NET INVESTMENT INCOME	84,260,350	165,017,955	189,482,625	267,383,329	143,050,610	174,834,958	97,044,104	238,333,295	203,318,579

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	1,080,046,890	471,927,410	892,606,308	1,690,920,184	1,594,594,175	1,319,554,204	516,097,288	1,482,027,442	465,241,211
Investment transactions — affiliated issuers (Note 3)	—	—	—	22,151,044	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(560,627,731)	137,011,255	(193,034,746)	690,422,800	485,500,497	(259,651,784)	260,758,150	1,278,835,156	86,241,084
Investment transactions — affiliated issuers (Note 3)	—	—	—	(1,646,035)	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	519,419,159	608,938,665	699,571,562	2,401,847,993	2,080,094,672	1,059,902,420	776,855,438	2,760,862,598	551,482,295

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$603,679,509	$773,956,620	$889,054,187	$2,669,231,322	$2,223,145,282	$1,234,737,378	$873,899,542	$2,999,195,893	$754,800,874

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	The Consumer Discretionary		The Consumer Staples		The Energy		The Financial		The Health Care
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$84,260,350	$75,157,657	$165,017,955	$182,371,149	$189,482,625	$145,632,178	$267,383,329	$195,144,914	$143,050,610	$120,866,490
Net realized gain (loss) on investment transactions	1,080,046,890	696,760,585	471,927,410	1,016,361,743	892,606,308	650,807,882	1,713,071,228	1,389,792,143	1,594,594,175	1,062,725,835
Net change in unrealized appreciation (depreciation) on investments	(560,627,731)	505,900,921	137,011,255	(420,300,244)	(193,034,746)	210,303,765	688,776,765	1,121,451,070	485,500,497	433,165,573

Net increase (decrease) in net assets resulting from operations	603,679,509	1,277,819,163	773,956,620	778,432,648	889,054,187	1,006,743,825	2,669,231,322	2,706,388,127	2,223,145,282	1,616,757,898

Net equalization credits and charges	675,003	5,446,956	15,007,751	(6,817,352)	6,954,845	2,100,261	11,363,628	8,209,008	2,469,490	806,102

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(86,551,171)	(78,323,455)	(178,039,665)	(175,429,868)	(197,189,804)	(147,604,142)	(302,622,182)	(213,577,588)	(145,423,087)	(121,220,134)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sales of shares	9,751,751,920	9,735,370,610	15,173,165,574	11,358,156,981	24,615,662,145	18,634,296,819	19,453,109,270	21,106,795,641	12,619,124,417	9,648,466,574
Cost of shares redeemed	(10,291,030,934)	(7,543,096,756)	(13,387,212,488)	(12,751,785,509)	(23,436,123,285)	(19,107,921,390)	(17,809,235,152)	(16,926,500,813)	(11,014,754,397)	(8,724,822,334)
Net income equalization (Note 2)	(675,003)	(5,446,956)	(15,007,751)	6,817,352	(6,954,845)	(2,100,261)	(11,363,628)	(8,209,008)	(2,469,490)	(806,102)

Net increase (decrease) in net assets from SPDR share transactions (Note 5)	(539,954,017)	2,186,826,898	1,770,945,335	(1,386,811,176)	1,172,584,015	(475,724,832)	1,632,510,490	4,172,085,820	1,601,900,530	922,838,138

Net increase (decrease) in net assets during year	(22,150,676)	3,391,769,562	2,381,870,041	(790,625,748)	1,871,403,243	385,515,112	4,010,483,258	6,673,105,367	3,682,092,215	2,419,182,004
Net assets at beginning of year	6,734,928,347	3,343,158,785	5,241,329,805	6,031,955,553	7,967,581,931	7,582,066,819	14,594,534,512	7,921,429,145	7,479,809,773	5,060,627,769

NET ASSETS END OF YEAR (1)	$6,712,777,671	$6,734,928,347	$7,623,199,846	$5,241,329,805	$9,838,985,174	$7,967,581,931	$18,605,017,770	$14,594,534,512	$11,161,901,988	$7,479,809,773

SELECT SECTOR SPDR SHARES:
Shares sold	148,100,000	183,250,000	349,000,000	288,450,000	272,500,000	239,100,000	887,950,000	1,157,900,000	215,900,000	209,850,000
Shares redeemed	(158,600,000)	(143,550,000)	(311,650,000)	(325,150,000)	(260,000,000)	(246,200,000)	(818,050,000)	(932,800,000)	(189,100,000)	(188,100,000)

Net increase (decrease)	(10,500,000)	39,700,000	37,350,000	(36,700,000)	12,500,000	(7,100,000)	69,900,000	225,100,000	26,800,000	21,750,000

(1) Including undistributed (distribution in excess of) net investment income	$—	$—	$—	$2,979,487	$—	$—	$—	$—	$—	$2,251,655

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	The Industrial		The Materials		The Technology		The Utilities
	Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund		Select Sector SPDR Fund
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$174,834,958	$102,613,892	$97,044,104	$68,669,124	$238,333,295	$198,189,049	$203,318,579	$225,507,482
Net realized gain (loss) on investment transactions	1,319,554,204	447,442,567	516,097,288	238,025,041	1,482,027,442	670,990,453	465,241,211	405,015,703
Net change in unrealized appreciation (depreciation) on investments	(259,651,784)	610,051,414	260,758,150	91,228,562	1,278,835,156	(346,798,403)	86,241,084	(294,000,095)

Net increase (decrease) in net assets resulting from operations	1,234,737,378	1,160,107,873	873,899,542	397,922,727	2,999,195,893	522,381,099	754,800,874	336,523,090

Net equalization credits and charges	5,483,635	5,590,856	506,308	1,253,861	(3,217,526)	(572,074)	(4,369,589)	(5,621,192)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(178,042,269)	(107,035,439)	(96,023,771)	(69,850,113)	(236,118,035)	(197,419,428)	(198,977,276)	(220,569,221)

FROM SELECT SECTOR SPDR SHARE TRANSACTIONS:
Proceeds from sales of shares	15,526,270,343	13,308,361,011	6,708,608,979	7,644,084,838	7,853,062,754	6,184,667,708	17,465,851,111	9,397,358,471
Cost of shares redeemed	(14,867,458,274)	(10,697,535,558)	(5,889,951,266)	(6,746,180,264)	(8,476,108,670)	(5,475,266,023)	(17,728,547,091)	(10,396,992,288)
Net income equalization (Note 2)	(5,483,635)	(5,590,856)	(506,308)	(1,253,861)	3,217,526	572,074	4,369,589	5,621,192

Net increase (decrease) in net assets from SPDR share transactions (Note 5)	653,328,434	2,605,234,597	818,151,405	896,650,713	(619,828,390)	709,973,759	(258,326,391)	(994,012,625)

Net increase (decrease) in net assets during year	1,715,507,178	3,663,897,887	1,596,533,484	1,225,977,188	2,140,031,942	1,034,363,356	293,127,618	(883,679,948)
Net assets at beginning of year	6,860,109,440	3,196,211,553	3,585,701,500	2,359,724,312	11,714,308,636	10,679,945,280	5,175,145,275	6,058,825,223

NET ASSETS END OF YEAR (1)	$8,575,616,618	$6,860,109,440	$5,182,234,984	$3,585,701,500	$13,854,340,578	$11,714,308,636	$5,468,272,893	$5,175,145,275

SELECT SECTOR SPDR SHARES:
Shares sold	300,050,000	320,600,000	143,550,000	196,600,000	214,700,000	202,300,000	429,200,000	250,800,000
Shares redeemed	(286,550,000)	(260,200,000)	(124,400,000)	(175,350,000)	(232,950,000)	(183,100,000)	(437,850,000)	(278,750,000)

Net increase (decrease)	13,500,000	60,400,000	19,150,000	21,250,000	(18,250,000)	19,200,000	(8,650,000)	(27,950,000)

(1) Including undistributed (distribution in excess of) net investment income	$—	$—	$1,755,539	$735,206	$4,601,310	$—	$10,246,200	$5,904,897

See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Discretionary Select Sector SPDR Fund
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	9/30/14	9/30/13	9/30/12	9/30/11		9/30/10

Net asset value, beginning of year	$60.59	$46.79	$34.88	$33.44		$27.48

Income (loss) from investment operations:
Net investment income (1)	0.90	0.83	0.66	0.58	(2)	0.44
Net realized and unrealized gain (loss) (3)	6.10	13.73	11.88	1.49		6.05

Total from investment operations	7.00	14.56	12.54	2.07		6.49

Net equalization credits and charges (1)	0.01	0.06	0.04	(0.02)		(0.10)

Distributions to shareholders from:
Net investment income	(0.91)	(0.82)	(0.67)	(0.61)		(0.43)

Net asset value, end of year	$66.69	$60.59	$46.79	$34.88		$33.44

Total return (4)	11.59%	31.50%	36.25%	6.00%		23.39%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$6,712,778	$6,734,928	$3,343,159	$1,779,239		$1,720,447
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.19%		0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%	0.18%	0.19%		0.20%
Ratio of net investment income (loss) to average net assets	1.37%	1.55%	1.55%	1.52	%(2)	1.42%
Portfolio turnover rate (5)	5.07%	7.91%	4.80%	6.76%		8.29%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.05 per share and 0.14% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been 5.81%.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Consumer Staples Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

Net asset value, beginning of year	$39.81	$35.83	$29.64	$27.88	$25.49

Income (loss) from investment operations:
Net investment income (1)	1.14	1.12	0.94	0.88	0.80
Net realized and unrealized gain (loss) (2)	5.19	4.00	6.17	1.69	2.39

Total from investment operations	6.33	5.12	7.11	2.57	3.19

Net equalization credits and charges (1)	0.10	(0.04)	0.03	0.05	(0.04)

Distributions to shareholders from:
Net investment income	(1.14)	(1.10)	(0.95)	(0.86)	(0.76)

Net asset value, end of year	$45.10	$39.81	$35.83	$29.64	$27.88

Total return (3)	16.26%	14.35%	24.28%	9.38%	12.50%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$7,623,200	$5,241,330	$6,031,956	$5,131,609	$3,254,544
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of net investment income (loss) to average net assets	2.62%	2.91%	2.82%	2.91%	2.95%
Portfolio turnover rate (4)	3.94%	4.70%	12.41%	3.64%	5.07%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Energy Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

Net asset value, beginning of year	$82.89	$73.45	$58.54	$56.05	$53.96

Income (loss) from investment operations:
Net investment income (1)	1.77	1.49	1.19	1.01	1.01
Net realized and unrealized gain (loss) (2)	7.63	9.43	14.91	2.55	2.15

Total from investment operations	9.40	10.92	16.10	3.56	3.16

Net equalization credits and charges (1)	0.07	0.02	0.02	0.01	(0.06)

Distributions to shareholders from:
Net investment income	(1.78)	(1.50)	(1.21)	(1.08)	(1.01)

Net asset value, end of year	$90.58	$82.89	$73.45	$58.54	$56.05

Total return (3)	11.40%	15.02%	27.68%	6.07%	5.80%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$9,838,985	$7,967,582	$7,582,067	$6,276,840	$6,677,088
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of net investment income (loss) to average net assets	1.94%	1.92%	1.71%	1.43%	1.80%
Portfolio turnover rate (4)	5.25%	2.68%	5.47%	3.48%	7.68%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Financial Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

Net asset value, beginning of year	$19.91	$15.59	$11.81	$14.35	$14.94

Income (loss) from investment operations:
Net investment income (1)	0.34	0.30	0.24	0.19	0.15
Net realized and unrealized gain (loss) (2)	3.28	4.33	3.79	(2.52)	(0.58)

Total from investment operations	3.62	4.63	4.03	(2.33)	(0.43)

Net equalization credits and charges (1)	0.01	0.01	0.01	(0.01)	(0.01)

Distributions to shareholders from:
Net investment income	(0.37)	(0.32)	(0.26)	(0.20)	(0.15)

Net asset value, end of year	$23.17	$19.91	$15.59	$11.81	$14.35

Total return (3)	18.32%	29.94%	34.44%	(16.57)%	(2.95)%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$18,605,018	$14,594,535	$7,921,429	$4,304,246	$5,378,774
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of net investment income (loss) to average net assets	1.54%	1.64%	1.65%	1.25%	1.01%
Portfolio turnover rate (4)	4.59%	3.77%	7.69%	7.07%	15.57%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Health Care Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

Net asset value, beginning of year	$50.59	$40.13	$31.74	$30.49	$28.72

Income (loss) from investment operations:
Net investment income (1)	0.89	0.84	0.78	0.66	0.59
Net realized and unrealized gain (loss) (2)	13.29	10.45	8.40	1.28	1.78

Total from investment operations	14.18	11.29	9.18	1.94	2.37

Net equalization credits and charges (1)	0.02	0.01	(0.02)	(0.03)	(0.02)

Distributions to shareholders from:
Net investment income	(0.89)	(0.84)	(0.77)	(0.66)	(0.58)

Net asset value, end of year	$63.90	$50.59	$40.13	$31.74	$30.49

Total return (3)	28.22%	28.39%	29.04%	6.19%	8.21%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$11,161,902	$7,479,810	$5,060,628	$4,109,777	$2,697,670
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of net investment income (loss) to average net assets	1.53%	1.84%	2.15%	1.98%	1.96%
Portfolio turnover rate (4)	2.99%	5.43%	4.70%	6.99%	4.38%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Industrial Select Sector SPDR Fund
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	9/30/14	9/30/13	9/30/12	9/30/11		9/30/10

Net asset value, beginning of year	$46.39	$36.54	$29.23	$31.28		$26.39

Income (loss) from investment operations:
Net investment income (1)	1.00	0.91	0.80	0.69		0.60
Net realized and unrealized gain (loss) (2)	6.71	9.79	7.32	(2.05)		4.93

Total from investment operations	7.71	10.70	8.12	(1.36)		5.53

Net equalization credits and charges (1)	0.03	0.05	(0.01)	(0.00	)(3)	(0.05)

Distributions to shareholders from:
Net investment income	(0.99)	(0.90)	(0.80)	(0.69)		(0.59)

Net asset value, end of year	$53.14	$46.39	$36.54	$29.23		$31.28

Total return (4)	16.71%	29.70%	27.84%	(4.67)%		20.94%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$8,575,617	$6,860,109	$3,196,212	$2,361,086		$2,919,438
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.19%		0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%	0.18%	0.19%		0.20%
Ratio of net investment income (loss) to average net assets	1.93%	2.19%	2.26%	1.96%		2.04%
Portfolio turnover rate (5)	2.80%	6.23%	7.63%	4.01%		8.82%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Materials Select Sector SPDR Fund
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	9/30/14	9/30/13	9/30/12	9/30/11		9/30/10

Net asset value, beginning of year	$42.00	$36.80	$29.36	$32.79		$30.96

Income (loss) from investment operations:
Net investment income (1)	0.95	0.98	0.75	0.76	(2)	1.08	(3)
Net realized and unrealized gain (loss) (4)	7.57	5.21	7.41	(3.30)		1.93

Total from investment operations	8.52	6.19	8.16	(2.54)		3.01

Net equalization credits and charges (1)	0.00 (5)	0.02	0.03	(0.07)		(0.13)

Distributions to shareholders from:
Net investment income	(0.94)	(1.01)	(0.75)	(0.82)		(1.05)

Net asset value, end of year	$49.58	$42.00	$36.80	$29.36		$32.79

Total return (6)	20.36%	17.09%	28.06%	(8.45)%		9.39%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$5,182,235	$3,585,702	$2,359,724	$1,643,186		$2,095,986
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.19%		0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%	0.18%	0.19%		0.21%
Ratio of net investment income (loss) to average net assets	2.02%	2.50%	2.11%	2.02	%(2)	3.35	%(3)
Portfolio turnover rate (7)	6.72%	6.07%	11.58%	13.86%		13.98%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Net investment income per share and the ratio of net investment income to average assets reflects receipt of special dividends from portfolio holdings. The resulting increase to net investment income amounted to $0.09 per share and 0.23% of average net assets. If the special dividends were not received during the year ended September 30, 2011, the total return would have been (8.77)%.
(3)	Net investment income per share and the ratio of net investment income to average net assets reflect a special one time dividend from a portfolio holding (Weyerhauser Co.). The resulting increase to net investment income amounted to $0.52 per share and 1.61% of average net assets. If the special dividend was not received during the year ended September 30, 2010, the total return would have been 7.87%.
(4)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5)	Amount is less than $0.005 per share.
(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(7)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Technology Select Sector SPDR Fund
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	9/30/14	9/30/13		9/30/12	9/30/11	9/30/10

Net asset value, beginning of year	$32.04	$30.83		$23.59	$23.02	$20.84

Income (loss) from investment operations:
Net investment income (1)	0.68	0.61		0.43	0.36	0.32
Net realized and unrealized gain (loss) (2)	7.86	1.20		7.23	0.57	2.18

Total from investment operations	8.54	1.81		7.66	0.93	2.50

Net equalization credits and charges (1)	(0.01)	(0.00	)(3)	0.02	0.01	(0.01)

Distributions to shareholders from:
Net investment income	(0.68)	(0.60)		(0.44)	(0.37)	(0.31)

Net asset value, end of year	$39.89	$32.04		$30.83	$23.59	$23.02

Total return (4)	26.75%	5.99%		32.76%	3.97%	11.97%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$13,854,341	$11,714,309		$10,679,945	$6,563,923	$4,362,802
Ratio of expenses to average net assets	0.15%	0.17%		0.18%	0.19%	0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%		0.18%	0.19%	0.20%
Ratio of net investment income (loss) to average net assets	1.85%	1.99%		1.53%	1.41%	1.43%
Portfolio turnover rate (5)	10.16%	3.93%		5.28%	4.95%	4.77%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a Select Sector SPDR share outstanding throughout each year

	The Utilities Select Sector SPDR Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

Net asset value, beginning of year	$37.36	$36.39	$33.62	$31.38	$29.31

Income (loss) from investment operations:
Net investment income (1)	1.49	1.47	1.42	1.35	1.28
Net realized and unrealized gain (loss) (2)	4.77	1.01	2.80	2.15	2.05

Total from investment operations	6.26	2.48	4.22	3.50	3.33

Net equalization credits and charges (1)	(0.03)	(0.04)	(0.02)	0.09	0.01

Distributions to shareholders from:
Net investment income	(1.49)	(1.47)	(1.43)	(1.35)	(1.27)

Net asset value, end of year	$42.10	$37.36	$36.39	$33.62	$31.38

Total return (3)	16.83%	6.78%	12.64%	11.63%	11.64%

Ratios and supplemental data:
Net assets, end of year (in 000’s)	$5,468,273	$5,175,145	$6,058,825	$6,641,623	$4,116,774
Ratio of expenses to average net assets	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of expenses to average net assets before waivers	0.15%	0.17%	0.18%	0.19%	0.20%
Ratio of net investment income (loss) to average net assets	3.67%	3.93%	3.99%	4.17%	4.25%
Portfolio turnover rate (4)	4.96%	3.53%	4.23%	3.20%	10.84%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of the Fund. Broker commission charges are not included in the calculation.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2014

1.	Organization

The Select Sector SPDR Trust (the “Trust”) was organized in the Commonwealth of Massachusetts on June 10, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in a particular sector or group of industries that are represented by a specified market sector index (each, a “Select Sector Index”). Each of the nine Select Sector Indices represents a basket of equity securities of public companies that are components of the S&P 500. The Trust is comprised of the following series: The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Technology Select Sector SPDR Fund and The Utilities Select Sector SPDR Fund (each, a “Fund” or “Select Sector SPDR Fund” and collectively, the “Funds” or “Select Sector SPDR Funds”). Each Fund operates as a non-diversified fund. The investment objective of each Fund is to provide investment results that, before expenses and fees, correspond generally to the price and yield performance of a specific Select Sector Index.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Each Fund’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the relevant Select Sector Index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the relevant Select Sector Index. Each of the Select Sector SPDR Funds concentrates its investments in certain industries, subjecting them to greater risk than funds that invest in a wider range of industries.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. These financial statements are presented in United States Dollars.

Security Valuation

The value of each Fund’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has adopted procedures concerning securities valuation, under which an Oversight Committee of the Adviser (as defined in Note 3) makes determinations as to whether market quotations are not readily available or do not otherwise accurately reflect the fair value of the

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

security. The Oversight Committee, or a subgroup thereof, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security to be materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — unadjusted quoted market prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets value is computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s respective Select Sector Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s respective Select Sector Index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds’ investments by industry. The Funds did not hold any investments valued using Level 2 or Level 3 inputs as of September 30, 2014 and did not have any transfers between levels for the year ended September 30, 2014.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as dividend income and as an increase to the cost basis of such securities.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

Distributions

Each Fund declares and distributes dividends from net investment income to its shareholders quarterly. Each Fund declares and distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Select Sector SPDR shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Select Sector SPDR shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Investment Transactions

Investment transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings on the ex-dividend date.

Federal Income Tax

Each Fund has qualified and intends to continue to qualify for and elect treatment as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for in-kind transactions, Real Estate Investment Trusts (“REITs”) and losses deferred due to wash sales. Net investment income per share calculations in the Financial Highlights for all years presented exclude these differences.

Accounting Standards Codification 740, Income Taxes (“ASC 740”) established financial accounting and disclosure requirements for recognition and measurement of tax positions taken, and whether those tax positions are more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position. For the open tax years as of September 30, 2014, each Fund has determined that no provision for income tax is required in their financial statements. In addition, no Fund has recognized any liabilities relating to tax positions considered to be uncertain tax positions for the current year or prior years. The Funds may be subject to potential examinations by certain taxing authorities, including the United States of America and the State of New York, for all open tax years (the current and prior three tax years). A Fund would recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended September 30, 2014. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of each Fund’s investments may change over time based on factors including, but not limited to, new tax laws, regulations, and interpretations thereof.

For the year ended September 30, 2014, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (See Note 5) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

The Consumer Discretionary Select Sector SPDR Fund	$1,112,277,860
The Consumer Staples Select Sector SPDR Fund	474,044,211
The Energy Select Sector SPDR Fund	1,039,866,926
The Financial Select Sector SPDR Fund	1,691,707,769
The Health Care Select Sector SPDR Fund	1,548,813,722
The Industrial Select Sector SPDR Fund	1,332,199,126
The Materials Select Sector SPDR Fund	630,323,172

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

Net Gain (Loss)
Reclassified to
Paid in Capital

The Technology Select Sector SPDR Fund	$1,575,317,535
The Utilities Select Sector SPDR Fund	474,262,465

At September 30, 2014, the Funds had the following capital loss carryforwards, which may be utilized to offset any net realized capital gains, expiring September 30:

						Non-Expiring —	Non-Expiring —
	2015	2016	2017	2018	2019	Short Term	Long Term

The Consumer Discretionary Select Sector SPDR Fund	$7,544,551	$4,343,910	$17,652,701	$44,152,294	$41,068,081	$41,750,070	$89,651,221
The Consumer Staples Select Sector SPDR Fund	175,734	2,872,408	—	3,835,906	7,952,209	6,328,557	75,037,824
The Energy Select Sector SPDR Fund	94,186,580	16,887,031	46,397,013	932,038,288	120,300,080	22,747,516	350,439,215
The Financial Select Sector SPDR Fund	10,349,660	41,633,377	423,127,850	90,041,088	5,257,095	78,616,661	91,519,217
The Health Care Select Sector SPDR Fund	3,362,549	1,330,406	21,726,896	29,635,140	22,933,364	—	59,683,235
The Industrial Select Sector SPDR Fund	7,287,655	5,756,566	15,013,076	80,582,108	27,687,839	23,043,336	118,079,877
The Materials Select Sector SPDR Fund	400,900	2,396,678	34,304,196	254,329,658	159,773,879	91,572,838	192,602,014
The Technology Select Sector SPDR Fund	149,073,403	64,942,837	121,713,434	135,090,209	61,133,352	13,757,954	355,642,266
The Utilities Select Sector SPDR Fund	4,942,581	—	23,780,627	83,031,840	104,752,494	—	159,083,891

During the tax year ended September 30, 2014, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

The Consumer Discretionary Select Sector SPDR Fund	$—	$9,450,752
The Consumer Staples Select Sector SPDR Fund	—	23,679,427
The Energy Select Sector SPDR Fund	—	50,406
The Financial Select Sector SPDR Fund	16,252,122	9,961,554
The Health Care Select Sector SPDR Fund	45,374,684	7,166,786
The Industrial Select Sector SPDR Fund	—	4,968,985
The Materials Select Sector SPDR Fund	—	3,631,452
The Technology Select Sector SPDR Fund	—	52,407,581
The Utilities Select Sector SPDR Fund	—	2,962,529

Under current tax laws, certain capital and foreign currency losses realized after October 31 and ordinary income losses realized after December 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected for federal income tax purposes to defer the following current year post October 31 and post December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

	Post October	Late Year
	Capital Loss Deferral	Ordinary Loss Deferral

The Consumer Discretionary Select Sector SPDR Fund	$—	$—
The Consumer Staples Select Sector SPDR Fund	—	—
The Energy Select Sector SPDR Fund	—	—

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

	Post October	Late Year
	Capital Loss Deferral	Ordinary Loss Deferral

The Financial Select Sector SPDR Fund	$—	$—
The Health Care Select Sector SPDR Fund	—	—
The Industrial Select Sector SPDR Fund	—	—
The Materials Select Sector SPDR Fund	—	—
The Technology Select Sector SPDR Fund	—	—
The Utilities Select Sector SPDR Fund	—	—

For the year ended September 30, 2014, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended September 30, 2014, was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

The Consumer Discretionary Select Sector SPDR Fund	$86,551,171	$—	$—
The Consumer Staples Select Sector SPDR Fund	178,039,665	—	—
The Energy Select Sector SPDR Fund	197,189,804	—	—
The Financial Select Sector SPDR Fund	302,622,182	—	—
The Health Care Select Sector SPDR Fund	145,423,087	—	—
The Industrial Select Sector SPDR Fund	178,042,269	—	—
The Materials Select Sector SPDR Fund	96,023,771	—	—
The Technology Select Sector SPDR Fund	236,118,035	—	—
The Utilities Select Sector SPDR Fund	198,977,276	—	—

The tax character of distributions paid during the year ended September 30, 2013, was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

The Consumer Discretionary Select Sector SPDR Fund	$78,323,455	$—	$—
The Consumer Staples Select Sector SPDR Fund	175,429,868	—	—
The Energy Select Sector SPDR Fund	147,604,142	—	—
The Financial Select Sector SPDR Fund	213,577,588	—	—
The Health Care Select Sector SPDR Fund	121,220,134	—	—
The Industrial Select Sector SPDR Fund	107,035,439	—	—
The Materials Select Sector SPDR Fund	69,850,113	—	—
The Technology Select Sector SPDR Fund	197,419,428	—	—
The Utilities Select Sector SPDR Fund	220,569,221	—	—

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation
	Income	Capital Gains	(Depreciation)

The Consumer Discretionary Select Sector SPDR Fund	$—	$—	$(122,804,078)
The Consumer Staples Select Sector SPDR Fund	—	—	(40,942,237)
The Energy Select Sector SPDR Fund	—	—	(788,981,332)
The Financial Select Sector SPDR Fund	—	—	1,146,548,849
The Health Care Select Sector SPDR Fund	—	—	975,884,031
The Industrial Select Sector SPDR Fund	—	—	(82,706,356)

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation
	Income	Capital Gains	(Depreciation)

The Materials Select Sector SPDR Fund	$1,755,539	$—	$108,397,888
The Technology Select Sector SPDR Fund	4,601,310	—	1,664,981,461
The Utilities Select Sector SPDR Fund	10,246,200	—	(423,430,061)

3.	Related Party Fees and Transactions

Adviser Fees

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (“Investment Advisory Agreement” or “Agreement”) with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services provided to each Fund under the Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. Effective July 1, 2014, the advisory fee is a sliding scale fee calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; (iv) 0.03% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (v) 0.0285% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (vi) 0.0271% of average daily net assets of the Trust up to the next $50.0 billion of net assets; and (vii) 0.0256% of average daily net assets on the remainder of net assets of the Trust. From time to time, the Adviser may waive all or a portion of its fees. The Adviser did not waive any of its fees in the current period.

Prior to July 1, 2014, the fees payable under the Agreement were calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; and (iv) 0.03% of average daily net assets on the remainder of net assets of the Trust.

Unitary Fee

A “unitary” fee is paid by each Fund to State Street Bank and Trust Company (“State Street”) for the Administration, Custody and Transfer Agency services it provides to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. The unitary fee is a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets of the Trust up to the first $4.5 billion of net assets; (ii) 0.05% of average daily net assets up to the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets up to the next $3.5 billion of net assets of the Trust; (iv) 0.015% of average daily net assets up to the next $10.0 billion of net assets of the Trust; and (v) 0.0075% of average daily net assets on the remainder of net assets of the Trust.

Securities Lending Agent Fees

State Street also acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated November 28, 2007. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

For the year ended September 30, 2014, State Street earned securities lending agent fees as follows:

Securities Lending
Agent Fees

The Consumer Discretionary Select Sector SPDR Fund	$88,629
The Consumer Staples Select Sector SPDR Fund	24,861
The Energy Select Sector SPDR Fund	179,395
The Financial Select Sector SPDR Fund	61,352
The Health Care Select Sector SPDR Fund	26,874
The Industrial Select Sector SPDR Fund	56,993
The Materials Select Sector SPDR Fund	73,471
The Technology Select Sector SPDR Fund	90,348
The Utilities Select Sector SPDR Fund	56,314

Transactions with Affiliated Issuers

The Financial Select Sector SPDR Fund has invested in an affiliated company, State Street Corp. Amounts relating to this investment at September 30, 2014, and for the period then ended are:

Number of							Number of
Shares Held	Cost at	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
at 9/30/13	9/30/13	9/30/13	Cost	Shares	Proceeds	Shares	at 9/30/14	9/30/14	Income	Gain/(Loss)

2,672,192	$160,185,240	$175,696,624	$147,148,824	2,122,625	$140,998,774	2,045,847	2,748,970	$202,351,682	$3,177,563	$22,151,044

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund — Premier Class (formerly Institutional Class) (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”). The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by a Fund from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in Prime Portfolio and/or Liquid Reserves Fund at September 30, 2014 and for the period then ended are:

	Value at	Purchased		Sold		Value at	Income from
Prime Portfolio	9/30/13	Cost	Shares	Proceeds	Shares	9/30/14	Cash Collateral

The Consumer Discretionary Select Sector SPDR Fund	$105,808,095	$1,470,699,186	1,470,699,186	$1,322,766,606	1,322,766,606	$253,740,675	$499,862
The Consumer Staples Select Sector SPDR Fund	93,554,462	915,937,009	915,937,009	898,094,193	898,094,193	111,397,278	140,864
The Energy Select Sector SPDR Fund	59,083,134	2,118,153,382	2,118,153,382	1,954,272,935	1,954,272,935	222,963,581	1,001,165
The Financial Select Sector SPDR Fund	80,932,869	1,012,723,989	1,012,723,989	991,982,766	991,982,766	101,674,092	343,523
The Health Care Select Sector SPDR Fund	49,603,849	1,751,241,691	1,751,241,691	1,521,383,067	1,521,383,067	279,462,473	135,289
The Industrial Select Sector SPDR Fund	87,482,466	1,686,374,361	1,686,374,361	1,542,503,434	1,542,503,434	231,353,393	322,933
The Materials Select Sector SPDR Fund	116,104,121	1,076,102,504	1,076,102,504	1,188,328,479	1,188,328,479	3,878,146	408,013
The Technology Select Sector SPDR Fund	248,696,328	2,958,555,513	2,958,555,513	2,949,240,890	2,949,240,890	258,010,951	511,653
The Utilities Select Sector SPDR Fund	87,402,649	2,365,431,890	2,365,431,890	2,146,056,582	2,146,056,582	306,777,957	319,083

	Value at	Purchased		Sold		Value at
Liquid Reserves Fund	9/30/13	Cost	Shares	Proceeds	Shares	9/30/14	Income

The Consumer Discretionary Select Sector SPDR Fund	$6,107,218	$152,820,275	152,820,275	$154,216,495	154,216,495	$4,710,998	$7,266
The Consumer Staples Select Sector SPDR Fund	2,226,309	346,254,390	346,254,390	346,624,342	346,624,342	1,856,357	12,656

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

	Value at	Purchased		Sold		Value at
Liquid Reserves Fund	9/30/13	Cost	Shares	Proceeds	Shares	9/30/14	Income

The Energy Select Sector SPDR Fund	$14,105,892	$268,284,062	268,284,062	$273,251,465	273,251,465	$9,138,489	$14,841
The Financial Select Sector SPDR Fund	23,933,744	581,176,437	581,176,437	568,651,145	568,651,145	36,459,036	23,515
The Health Care Select Sector SPDR Fund	96,395	273,084,286	273,084,286	269,185,179	269,185,179	3,995,502	11,683
The Industrial Select Sector SPDR Fund	3,238,997	239,050,496	239,050,496	237,644,902	237,644,902	4,644,591	15,033
The Materials Select Sector SPDR Fund	63,598	134,052,388	134,052,388	132,474,760	132,474,760	1,641,226	6,516
The Technology Select Sector SPDR Fund	34,734,738	525,726,484	525,726,484	531,280,497	531,280,497	29,180,725	27,268
The Utilities Select Sector SPDR Fund	4,759,482	307,163,330	307,163,330	295,862,344	295,862,344	16,060,468	10,101

4.	Additional Expense Information

Distributor

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. Effective January 31, 2014, the Board has limited each Fund’s 12b-1 fee to 0.044% of its average daily net assets through at least January 30, 2015. During the period from October 1, 2013, to January 30, 2014, the fee limitation was 0.05% of each Fund’s average daily net assets.

Trustees’ Fees

Effective January 1, 2014, the Trust pays each Trustee who is not an “interested person” (as defined in the 1940 Act) (each, an “Independent Trustee”) an annual fee of $90,000 plus a per meeting fee of $7,000 for each regularly scheduled meeting of the Board attended by the Trustee (whether in person or telephonically) and $2,500 for each non-regularly scheduled telephonic meeting. The Chairman of the Board (who is an Independent Trustee) receives an additional fee of $30,000 per year. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Audit Committee members receive $4,000 per Committee meeting attended and Nominating and Governance Committee members receive $3,500 per Committee meeting attended. The Chairman of the Audit Committee receives an additional fee of $9,000 per year and the Chairman of the Nominating and Governance Committee receives an additional fee of $8,000 per year.

Prior to January 1, 2014, the Trust paid each Independent Trustee an annual fee of $88,000 plus a per meeting fee of $6,000 for each regularly scheduled meeting of the Board attended by the Trustee (whether in person or telephonically) and $2,000 for each non-regularly scheduled telephonic meeting. The Chairman of the Board (who is an Independent Trustee) received an additional fee of $28,000 per year. The Trust also reimbursed each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Audit Committee members received $3,500 per Committee meeting attended and Nominating and Governance Committee members received $2,000 per Committee meeting attended. The Chairman of the Audit Committee received an additional $8,000 annual fee and the Chairman of the Nominating and Governance Committee also received an additional annual fee of $7,000.

License Fees

Standard and Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies (“S&P”), NYSE Arca, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) have entered into a license agreement with respect to each Select Sector Index. The Trust has entered into a sub-license agreement whereby the Trust agrees to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust up to $50 billion and 0.02% on the remainder of the assets of the Trust and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust up to $35 billion, 0.02% of the aggregate net assets of the Trust from $35 billion up to and including $50 billion and 0.01% on the remainder of net assets of the Trust. The fees to S&P and Merrill Lynch

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

are payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

5.	Shareholder Transactions

Select Sector SPDR Fund shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind only basis, with a separate cash payment equivalent to the undistributed net investment income per share (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the Funds’ custodian and are used to cover related expenses.

6.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at September 30, 2014 were as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

The Consumer Discretionary Select Sector SPDR Fund	$7,083,953,811	$185,634,923	$308,439,001	$(122,804,078)
The Consumer Staples Select Sector SPDR Fund	7,754,209,210	180,987,277	221,929,514	(40,942,237)
The Energy Select Sector SPDR Fund	10,847,426,589	49,298,555	838,279,887	(788,981,332)
The Financial Select Sector SPDR Fund	17,567,955,153	1,279,033,644	132,484,795	1,146,548,849
The Health Care Select Sector SPDR Fund	10,458,838,155	1,041,946,500	66,062,469	975,884,031
The Industrial Select Sector SPDR Fund	8,876,047,453	307,523,641	390,229,997	(82,706,356)
The Materials Select Sector SPDR Fund	5,071,599,930	321,624,709	213,226,821	108,397,888
The Technology Select Sector SPDR Fund	12,445,485,648	1,819,117,869	154,136,408	1,664,981,461
The Utilities Select Sector SPDR Fund	6,196,519,871	30,811,396	454,241,457	(423,430,061)

7.	Investment Transactions

For the year ended September 30, 2014, the Trust had in-kind contributions, in-kind redemptions and in-kind net realized gain/(loss) as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

The Consumer Discretionary Select Sector SPDR Fund	$7,871,725,339	$8,411,930,719	$1,113,707,540
The Consumer Staples Select Sector SPDR Fund	11,926,875,878	10,155,834,523	475,523,823
The Energy Select Sector SPDR Fund	15,919,032,652	14,745,117,646	1,041,303,222
The Financial Select Sector SPDR Fund	12,811,387,115	11,177,522,756	1,694,311,551
The Health Care Select Sector SPDR Fund	9,228,644,551	7,626,186,647	1,549,901,140
The Industrial Select Sector SPDR Fund	10,612,497,313	9,958,807,653	1,335,144,198
The Materials Select Sector SPDR Fund	5,099,474,329	4,280,134,227	633,785,589
The Technology Select Sector SPDR Fund	—	6,836,082,838	1,585,253,605
The Utilities Select Sector SPDR Fund	11,486,430,059	11,743,949,047	479,190,332

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes in Net Assets. The table represents the accumulation of the Funds’ daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any income equalization or cash component of the transactions.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2014

For the year ended September 30, 2014, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

The Consumer Discretionary Select Sector SPDR Fund	$311,313,790	$313,556,333
The Consumer Staples Select Sector SPDR Fund	246,983,535	256,491,376
The Energy Select Sector SPDR Fund	510,937,498	508,728,509
The Financial Select Sector SPDR Fund	816,206,479	790,339,166
The Health Care Select Sector SPDR Fund	302,305,295	278,942,941
The Industrial Select Sector SPDR Fund	250,904,904	253,033,126
The Materials Select Sector SPDR Fund	320,942,661	322,528,129
The Technology Select Sector SPDR Fund	1,328,622,879	1,296,575,429
The Utilities Select Sector SPDR Fund	275,444,794	278,452,760

8.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 102% of the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security on loan due to market fluctuation of security values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject to the loan, the borrower will be notified to provide additional collateral on the next business day. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of September 30, 2014 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities and Schedule of Investments. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

THE SELECT SECTOR SPDR TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
the Select Sector SPDR Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the nine funds, listed in footnote 1, (each a “Fund”) comprising the Select Sector SPDR Trust (the “Trust”) at September 30, 2014, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
November 26, 2014

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
September 30, 2014 (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, distribution (12b-1) fees, administration, custodian and transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at April 1, 2014 and held for the six months ended September 30, 2014.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Transaction fees at scheduled amounts ranging from $500 to $2,000 per Creation Unit are charged to those persons creating or redeeming Creation Units. If you buy or sell Select Sector SPDR Fund shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/14 to
	Ratio	4/1/14	9/30/14	9/30/14

Actual
The Consumer Discretionary Select Sector SPDR Fund	0.14%	$1,000	$1,037.10	$0.71
The Consumer Staples Select Sector SPDR Fund	0.14%	$1,000	$1,062.00	$0.72
The Energy Select Sector SPDR Fund	0.14%	$1,000	$1,027.40	$0.71
The Financial Select Sector SPDR Fund	0.14%	$1,000	$1,046.30	$0.72
The Health Care Select Sector SPDR Fund	0.14%	$1,000	$1,101.20	$0.74
The Industrial Select Sector SPDR Fund	0.14%	$1,000	$1,025.50	$0.71
The Materials Select Sector SPDR Fund	0.14%	$1,000	$1,058.60	$0.72
The Technology Select Sector SPDR Fund	0.14%	$1,000	$1,107.60	$0.74
The Utilities Select Sector SPDR Fund	0.14%	$1,000	$1,033.60	$0.71
Hypothetical (assuming a 5% return before expenses)
The Consumer Discretionary Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2014 (Unaudited)

				Expenses Paid
	Annualized	Beginning Account	Ending Account	During Period*
	Expense	Value	Value	4/1/14 to
	Ratio	4/1/14	9/30/14	9/30/14

The Consumer Staples Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71
The Energy Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71
The Financial Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71
The Health Care Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71
The Industrial Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71
The Materials Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71
The Technology Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71
The Utilities Select Sector SPDR Fund	0.14%	$1,000	$1,024.37	$0.71

*	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2014.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

The Consumer Discretionary Select Sector SPDR Fund	100.00%
The Consumer Staples Select Sector SPDR Fund	100.00%
The Energy Select Sector SPDR Fund	90.53%
The Financial Select Sector SPDR Fund	100.00%
The Health Care Select Sector SPDR Fund	100.00%
The Industrial Select Sector SPDR Fund	96.57%
The Materials Select Sector SPDR Fund	94.14%
The Technology Select Sector SPDR Fund	98.09%
The Utilities Select Sector SPDR Fund	94.06%

For the fiscal year ended September 30, 2014 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at www.sectorspdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities is available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2014 (Unaudited)

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information in the Form N-Q is available upon request, without charge, by calling 1-866-Sector-ETF (732-8673).

Advisory Contract Renewal

At an in-person meeting held on May 22, 2014 (the “Meeting”), the Trustees of The Select Sector SPDR® Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement (the “Agreement”), dated December 1, 2003, as amended as of February 1, 2011, between the Trust and SSgA Funds Management, Inc. (the “Adviser”) with respect to the nine series of the Trust (the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), also met separately on April 22, 2014 (the “April Meeting”) with their independent legal counsel to consider the Agreement and the materials provided by the Adviser and State Street Bank and Trust Company (“State Street”) in response to a request from independent legal counsel on their behalf. The April Meeting was preceded by a presentation by representatives of the Adviser and State Street during which the Independent Trustees and independent legal counsel were able to pose questions. Following the April Meeting, the Independent Trustees requested certain clarifications to the materials provided and requested that the Adviser add additional breakpoints to the Agreement to reflect further economies of scale as the Funds’ assets grow. In deciding whether to renew the Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliate, State Street, from their relationships with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust as well as on the materials provided for purposes of reviewing the Agreement. They noted that under the Agreement the Adviser is responsible for managing the investment operations of each of the Funds in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Trustees, for providing necessary and appropriate reports and information to the Trustees, for maintaining all necessary books and records pertaining to the Trust’s securities transactions, and for furnishing each Fund with the assistance, cooperation and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”) investing in sectors of the S&P 500 Index, and the experience and expertise appropriate in an adviser to funds of that nature. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Trust, and the responsibilities of the latter with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing each Fund’s compliance with its investment objective and policies and with applicable law and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser and its affiliate, State Street Global Advisors (“SSgA”), with which the Adviser shares all of its senior personnel, the Trustees took into account the experience, resources and strength of the Adviser and its affiliates in the areas of indexed products generally and ETFs in particular. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Trust were appropriate, had been of high quality, and could be expected to remain so.

Investment Performance of the Funds

The Trustees noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2014 (Unaudited)

funds. Of more importance to the Trustees was the extent to which each Fund achieved its objective to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in its applicable index. Drawing upon information provided at the Meeting and at the April Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Funds had in fact tracked their sector indexes within an acceptable range; they further concluded, on the basis of the data available (see discussion in “Comparison of Fees and Expense Ratios” below), that the expense ratios of the Funds were among the lowest of all of their direct competitors, and had been trending even lower. Moreover, none of the Funds generated any taxable gain during the most recent fiscal year. Accordingly, they concluded that the performance of each Fund was satisfactory.

Profitability to the Adviser and its Affiliates

The Trustees considered the profitability of the advisory arrangement with the Funds to the Adviser and of the Trust’s relationship with the Adviser’s affiliate, State Street, in its role as Administrator, Transfer Agent and Custodian. The Trustees also considered the profitability from the fees received and income earned by State Street as Securities Lending Agent for the Trust. The Trustees received data on the Funds’ profitability to the Adviser for calendar year 2013 as well as a revised version of 2012 profitability data that reflected changes prompted by recommendations of an independent consultant, together with data on the Trust’s profitability to State Street for the same periods. The Trustees reviewed with representatives from both the Adviser and State Street, as well as the independent consultant, the methods by which expenses were allocated to the Trust and to each of the Funds, including the impact of changes to the methodology implemented at the recommendation of the independent consultant. On the basis of this information and discussions at the April Meeting and the Meeting with representatives of the Adviser and State Street, the Trustees concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities, the profitability at current asset levels was not such as to render the advisory fee excessive.

Other Benefits to the Adviser or its Affiliates

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees noted that the Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. It was further noted that the Trust’s brokerage transactions are not effected through the Adviser or any of its affiliates. The Trustees noted that an affiliate of the Adviser serves the Trust as Administrator, Transfer Agent and Custodian, as well as Securities Lending Agent. The Trustees also noted that, based on their review of the arrangements for those services, any benefit the Adviser’s affiliate receives from providing those services appears to be appropriate. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not such as to render the Adviser’s fees excessive.

Economies of Scale

On the basis of their discussions with management and their analysis of information provided at and prior to the Meeting, the Trustees determined that the nature of the Funds and their operations is such that the Adviser is likely to realize economies of scale in the management of the Funds as the Funds grow in size. They were also of the view that these economies of scale were being shared with the Funds by virtue of an advisory fee, set at a relatively low level since the inception of the Trust, that subsumed economies of scale in the fee itself. Furthermore, the Trustees took into consideration the fact that, in order to ensure that if and as the Funds grow in size the economies of scale resulting from this growth would be shared with the Funds, the Adviser and State Street had each previously agreed to institute one or more breakpoints in their respective fee schedules, and that the Adviser had agreed to amend the Agreement effective February 1, 2011, to add a breakpoint at $30 billion of .035% and a breakpoint at $50 billion of .03%. In light of the continued growth in assets and the economies of scale being realized by the Adviser, following the April Meeting, the Independent Trustees requested that the Adviser agree to additional breakpoints at higher asset levels. Prior to the Meeting, the Adviser agreed to add a breakpoint at $100 billion of .0285%, a breakpoint at $150 billion of

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2014 (Unaudited)

.0271% and a breakpoint at $200 billion of .0256%. At the Meeting, the Independent Trustees approved the Agreement, as amended to add these breakpoints effective June 1, 2014.

The Independent Trustees also noted that, effective February 1, 2011, State Street had agreed to amend its agreements as Administrator, Transfer Agent and Custodian for the Trust to add a breakpoint on Trust assets over $22.5 billion of .01%, and to voluntarily waive one-quarter of its fee on Trust assets over $22.5 billion, so that the effective fee on Trust assets over $22.5 billion was .0075%. The Independent Trustees noted that, in connection with their annual review of the agreements with State Street in 2011, State Street had agreed to the request of the Independent Trustees to amend the contracts effective February 1, 2012 to change the fee thereafter on Trust assets over $22.5 billion from .01% to .0075%.

Comparison of Fees and Expense Ratios

In order better to evaluate the Funds’ advisory fee, the Independent Trustees requested information with respect to expense ratios and advisory fees of comparable funds, and the Adviser provided (1) data for all domestic ETFs tracking broad-based sector indexes and (2) data obtained from a Lipper database of peer sector funds, including both ETFs tracking indexes as well as mutual funds. The Independent Trustees also requested, and the Adviser provided, information on the advisory fees charged to other clients with comparable investment objectives, and reviewed the differences in services provided to the Adviser’s institutional accounts. The Trustees found that, because of the distinctive nature of the Funds, the universe of comparable funds was limited. Moreover, they noted that because many ETFs paid a unitary advisory fee, encompassing all or virtually all of the ETFs’ operating expenses, in many cases a Fund’s advisory fee, which covered only advisory services, would be misleadingly low relative to its competitors’. The Trustees then reviewed expense ratios and noted that the overall expense ratio of each Fund was among the lowest of its domestic sector ETF peers, but also noted that each Fund continued to be significantly larger than all of its ETF sector peers. The Independent Trustees noted that this had prompted them to request, in connection with their 2010 annual review of the Agreement and contracts with the Adviser’s affiliate, State Street, that new breakpoints be added to the fee schedules of both the Agreement and the unitary fee payable under the Administration Agreement, Custodian Agreement and Transfer Agency Agreement, and that the Adviser and State Street had agreed to changes to the fee schedules for the benefit of shareholders, effective February 1, 2011, as noted above. The Trustees noted that at current assets levels, shareholders are benefiting from these breakpoints, and the Trustees also noted that the Adviser’s agreement at the Meeting to add further breakpoints as the Funds’ assets grow should benefit shareholders in the future. The Trustees concluded that the data available provided some indirect confirmation of the reasonableness of the Adviser’s fees.

Conclusion

The Trustees, including a majority of the Independent Trustees, as required by the 1940 Act, approved the continuance of the Agreement, as amended as discussed above, after weighing the foregoing factors, none of which was dispositive in itself. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for each Fund, the Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Trust’s relationship with the Adviser and State Street was not so profitable as to render the fees at current asset levels excessive, that any additional benefits to the Adviser and/or State Street were not of a magnitude to materially affect the outcome of the Trustees’ conclusions, and that, especially in light of the breakpoints in the Adviser’s and State Street’s fee schedules, the fees shared economies of scale with the Funds.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2014 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Trust	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees
GEORGE R. GASPARI c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1940	Trustee, Chairman (term expires December 31, 2014), Member of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Financial Services Consultant (1996 to 2012).	9	Director and Member of the Audit Committee, Liberty All-Star Growth Fund, Inc.; Trustee and Member of the Audit Committee, Liberty All-Star Equity Fund.

CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1951	Trustee; Chairperson of the Audit Committee (term expires December 31, 2014), Chairperson- elect of the Board, Member of the Audit Committee and Nominating and Governance Committee	Unlimited Elected: October 1998	Retired; Trustee and Treasurer of Portland Community College Foundation (2001 to present); Finance Committee Member/Chairman, Portland Community College Foundation (January 2001 to present); Active CPA in Oregon.	9	Trustee and Treasurer of Portland Community College Foundation; Lead Independent Director, ALPS Series Trust; Director and Member of the Audit Committee, Russell Funds Complex.

ERNEST J. SCALBERG c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1945	Trustee, Member of the Audit Committee, Chairman of the Nominating and Governance Committee (term expires December 31, 2014)	Unlimited Elected: October 1998	Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to present); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 to 2009); Director, Adviser or Trustee to numerous non-profit organizations (1974 to present).	9	Director and Chairman of the Audit Committee of Principal Real Estate Income Fund; Director and Member of the Audit and Nominating Committees, db-X Target Date Funds, Inc; Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2014 (Unaudited)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Trust	Time Served	5 Years	by Trustee	Held by Trustee

R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1946	Trustee; Member of the Audit Committee, Member of the Nominating and Governance Committee	Unlimited Elected: October 1998	Director, Special Projects, CFA Institute (2010 to present); Director, Industry Relations, CFA Institute (2005 to 2010); Trustee of Lehigh University (October 1998 to June 2010) and Chair of the Investment Sub-Committee for the Lehigh University Endowment Fund (October 1998 to December 2008).	9	Trustee Emeritus of Lehigh University; Director, Chairman of the Audit Committee and Member of the Nominating Committee, db-X Target Date Funds, Inc.
Interested Trustee
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Trustee	Unlimited Elected: November 2005	Chairman and Director, SSgA Funds Management Inc. (2005-present); President, SSgA Funds Management Inc. (2005-2012); Executive Vice President and Principal, State Street Global Advisors (2006-present).	250	SPDR Series Trust (Trustee); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2014 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Trust	Time Served	5 Years

Officers
ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President and Principal Executive Officer	Unlimited Elected: May 2013	President and Director, SSgA Funds Management, Inc. (June 2012-present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010-June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992-2012)*; Senior Managing Director, State Street Global Advisors (1992-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Unlimited Elected: February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005-2008).

CHAD C. HALLETT State Street Bank and Trust Company One Iron Street Boston, MA 02206 1969	Treasurer and Principal Financial Officer	Unlimited Elected: November 2007	Vice President, State Street Bank and Trust Company (2001 to present).*

LAURA F. DELL State Street Bank and Trust Company One Iron Street Boston, MA 02206 1964	Assistant Treasurer	Unlimited Elected: November 2007	Vice President, State Street Bank and Trust Company (2002 to present).*

MATTHEW FLAHERTY State Street Bank and Trust Company One Iron Street Boston, MA 02206 1971	Assistant Treasurer	Unlimited Elected: May 2005	Vice President, State Street Bank and Trust Company (1994 to present).*

JESSE D. HALLEE State Street Bank and Trust Company Four Copley Place Boston, MA 02116 1976	Secretary, Chief Legal Officer and Code of Ethics Compliance Officer	Unlimited Elected: November 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 to present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).

DAVID K. JAMES State Street Bank and Trust Company Four Copley Place Boston, MA 02116 1970	Assistant Secretary	Unlimited Elected: November 2013	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (2006-2009).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION (continued)
September 30, 2014 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Trust	Time Served	5 Years

BRIAN HARRIS SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer	Unlimited Elected: November 2013	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2013 to present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities during the noted time period.

The SPDR® Family of Exchange Traded Funds (Unaudited)

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

The Select Sector SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SPDR Series Trust

SPDR Russell 3000® ETF (THRK)
SPDR Russell 1000 ETF (ONEK)
SPDR Russell 2000 ETF (TWOK)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Russell Small Cap Completeness ETF (RSCO)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Mortgage Finance ETF (KME)
SPDR S&P Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR S&P 1500 Value Tilt ETF (VLU)
SPDR S&P 1500 Momentum Tilt ETF (MMTM)
SPDR Russell 1000 Low Volatility ETF (LGLV)
SPDR Russell 2000 Low Volatility ETF (SMLV)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays 1-3 Month T-Bill ETF (BIL)
SPDR Barclays TIPS ETF (IPE)
SPDR Barclays 0-5 Year TIPS ETF (SIPE)
SPDR Barclays 1-10 Year TIPS ETF (TIPX)
SPDR Barclays Short Term Treasury ETF (SST)
SPDR Barclays Intermediate Term Treasury ETF (ITE)
SPDR Barclays Long Term Treasury ETF (TLO)
SPDR Barclays Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Long Term Corporate Bond ETF (LWC)
SPDR Barclays Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Convertible Securities ETF (CWB)

SPDR Barclays Mortgage Backed Bond ETF (MBG)
SPDR Barclays Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Municipal Bond ETF (TFI)
SPDR Nuveen Barclays California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Barclays Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays International Treasury Bond ETF (BWX)
SPDR Barclays International Corporate Bond ETF (IBND)
SPDR Barclays Emerging Markets Local Bond ETF (EBND)
SPDR Barclays International High Yield Bond ETF (IJNK)
SPDR Barclays High Yield Bond ETF (JNK)
SPDR Barclays Short Term High Yield Bond ETF (SJNK)
SPDR Barclays Investment Grade Floating Rate ETF (FLRN)
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR EURO STOXX Small Cap (SMEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Small Cap Emerging Asia Pacific ETF (GMFS)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF (GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR S&P Global Infrastructure ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR MSCI ACWI IMI ETF (ACIM)
SPDR MSCI EM 50 ETF (EMFT)
SPDR MSCI EM Beyond BRIC ETF (EMBB)
SPDR MSCI EAFE Quality Mix ETF (QEFA)
SPDR MSCI Emerging Markets Quality Mix ETF (QEMM)
SPDR MSCI World Quality Mix ETF (QWLD)
SPDR MSCI Australia Quality Mix ETF (QAUS)
SPDR MSCI Canada Quality Mix ETF (QCAN)
SPDR MSCI Germany Quality Mix ETF (QDEU)
SPDR MSCI Japan Quality Mix ETF (QJPN)
SPDR MSCI Mexico Quality Mix ETF (QMEX)
SPDR MSCI South Korea Quality Mix ETF (QKOR)
SPDR MSCI Spain Quality Mix ETF (QESP)
SPDR MSCI Taiwan Quality Mix ETF (QTWN)
SPDR MSCI United Kingdom Quality Mix ETF (QGBR)
SPDR MSCI ACWI Low Carbon Target ETF (LOWC)
SPDR Russell/Nomura PRIMEtm Japan ETF (JPP)
SPDR Russell/Nomura Small Captm Japan ETF (JSC)
SPDR S&P Global Dividend ETF (WDIV)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)

SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

SSgA Active ETF Trust

SPDR SSgA Multi-Asset Real Return ETF (RLY)
SPDR SSgA Income Allocation ETF (INKM)
SPDR SSgA Global Allocation ETF (GAL)
SPDR Blackstone/GSO Senior Loan ETF (SRLN)
SPDR SSgA Ultra Short Term Bond ETF (ULST)
SPDR MFS Systematic Core Equity ETF (SYE)
SPDR MFS Systematic Value Equity ETF (SYV)
SPDR MFS Systematic Growth Equity ETF (SYG)
SPDR SSgA Risk Aware ETF (RORO)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust, SPDR Index Shares Funds, and SSgA Active ETF Trust. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and ALPS Portfolio Solutions Distributors, Inc. is the distributor for all investment portfolios of The Select Sector SPDR Trust. ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc. are not affiliated with State Street Global Markets, LLC.

(Unaudited)

Trustees
Cheryl Burgermeister
George R. Gaspari, Chairman
James E. Ross
Ernest J. Scalberg
R. Charles Tschampion

Officers
Ellen M. Needham, President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew Flaherty, Assistant Treasurer
Laura Dell, Assistant Treasurer
Jesse D. Hallee, Secretary
David James, Assistant Secretary
Brian Harris, Chief Compliance Officer

Investment Manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Distributor
ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Administrator and Transfer Agent
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10166

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

The Select Sector SPDR Trust is distributed by ALPS Portfolio Solutions Distributor, Inc.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor. Please read the prospectus carefully before you invest.

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
     (2) Cheryl Burgermeister, George Gaspari, Ernest Scalberg and R. Charles Tschampion are the registrant’s audit committee financial experts. The Board has determined that each of the foregoing persons is “independent” in that, (i) other than in his or her capacity as a member of the Audit Committee and the Board of Trustees of the registrant, he or she has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the registrant, and (ii) he or she is not an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ended September 30, 2014 and September 30, 2013, the aggregate audit fees billed for professional services rendered by the principal accountant were $180,605 and $177,900, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.
(b) Audit-Related Fees.
For the fiscal years ended September 30, 2014 and September 30, 2013, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements that are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ended September 30, 2014 and September 30, 2013, the aggregate tax fees billed for professional services rendered by the principal accountant were $76,320 and $75,420, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.

(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ended September 30, 2014 and September 30, 2013.
(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:
Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The Audit Committee shall pre-approve all audit services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees;*

b.	Pre-Approval of Non-Audit Services Provided to the Investment Adviser and Certain Control Persons: The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**
(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $4,715,586 and $4,502,162, respectively. Such information is not readily available on a fiscal year basis.

*	De Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

**	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).

(h) The principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.
Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are George Gaspari, Cheryl Burgermeister, Ernest Scalberg and R. Charles Tschampion.
Item 6. Schedule of Investments.
(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Separate certifications required by Rule 30a-2 under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.
(a)(3) Not applicable
(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Select Sector SPDR® Trust

By:	/s/ Ellen M. Needham Ellen M. Needham President and Principal Executive Officer
Date: December 5, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham

Ellen M. Needham President and Principal Executive Officer

Date: December 5, 2014

By:	/s/ Chad C. Hallett Chad C. Hallett Treasurer and Principal Financial Officer

Date: December 5, 2014